1999 Annual Report

THE ROYCE FUNDS

Value Investing In Small Companies For More Than 25 Years

ROYCE VALUE TRUST

ROYCE MICRO-CAP TRUST

ROYCE FOCUS TRUST

www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, Inc. manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, formerly named Royce Global Trust, a closed-end fund that typically invests in a limited number of domestic and foreign companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES
NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE
  Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.
  In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
  A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.
  The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
  Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13 and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 18.

THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — what we believe a business would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we pay for a security must be substantially lower than our appraisal of its current worth.

NAV Average Annual Total Returns Through December 31, 1999

	4th Quarter	JUL-DEC				From	Inception
Fund	1999*	1999*	1-Year	3-Year	5-Year	Inception	Date

Royce Value Trust	11.8%	6.5%	11.7%	13.7%	15.8%	12.9%	11/26/86

Royce Micro-Cap Trust	13.6	10.1	12.7	11.2	14.5	13.0	12/14/93

Royce Focus Trust	5.9	-1.3	8.7	6.9	n/a	8.0	11/01/96**

Russell 2000	18.4	11.0	21.3	13.1	16.7

Royce Value Trust’s 10-year NAV average annual total return for the period ended 12/31/99 was 13.7% .

* Not annualized.

** Date Royce & Associates, Inc. assumed investment management responsibility.

LETTER TO OUR STOCKHOLDERS

[PHOTO]

Charles M. Royce, President

Over the last 20 years, falling interest rates have been the engine driving the stock market’s record-breaking run, but the ride may soon slow down. As of December 31, 1999, the annual coupon yield on the long-term Treasury bond had declined 57% from its 1981 high of 15.2% to the current 6.5%. Short-term yields declined 70% from an annual rate high of 17.7% in 1981 to 5.3% currently. In order to match the magnitude of this drop, long-term rates would have to decline below 2.8% and short-term rates would have to fall below 1.6% — a possible, but unlikely scenario. Without this powerful backdrop, we think that the longevity of high stock market returns is questionable.

[GRAPHIC: The Royce Funds portfolio managers celebrating in Times Square]

Watching for Value at the Dot.Com Party

BETTER LATE THAN NEVER: SMALL-CAPS JOIN THE PARTY

It was only fitting that the stock market concluded the year with a fireworks display that would have made the pyrotechnists at the Eiffel Tower envious. The technology-laden Nasdaq Composite exploded with an 85.6% gain for 1999, the best single-year performance ever by a diversified domestic equity index. For an unprecedented fifth consecutive year, large-cap indices, the S&P 500 and Dow Jones Industrial Average, concluded 1999 with strong double-digit gains. Small-cap companies managed a fourth-quarter flurry of their own that enabled the Russell 2000 (+21.3%) to edge out the S&P 500 (+21.1%) in 1999 for the first time since 1993, news that risks being lost in the wake of the Nasdaq Composite’s record-shattering year.

If all of this were not enough to convince you that the stock market succumbed to millennium madness, consider that, according to Lipper, Inc., the average technology fund rose 134.8% in 1999. Contributing to this unheard of ascent was a torrid IPO (initial

2 | The Royce Funds Annual Report 1999

public offering) market that produced first-day gains of 100% or more for 101 companies. If this were to continue, IPO would need to be relabeled "instant profit opportunity." To put 1999 into perspective, over the prior 207 years, or since investors began gathering at Wall Street’s buttonwood tree in 1792, there had only been 42 IPOs with first-day gains of more than 100% (Source: The Wall Street Journal).

We can perhaps be indulged in a bit of hyperbole in saying that small-cap stocks, like the heroic warriors in Braveheart, refused to surrender to their large-cap counterparts. After five long years of underperformance, the Russell 2000 eked out its small edge versus the S&P 500 with better performance in the second and fourth quarters after a complete disconnect in the first quarter. Not on most investors’ radar screens is the fact that 1999’s calendar year results also reflected excellent small-cap performance from both the 10/8/98 Russell 2000 market trough (Russell 2000 +65.2% versus S&P 500 +55.6%) and the 1999 Russell 2000 low on 3/23/99 (Russell 2000 +33.1% versus S&P 500 +17.5%). Another little noticed, but compelling statistic is that, for the first time ever, the dividend yield of the Russell 2000 is greater than that of the S&P 500 and was so for all of 1999. Do we think that this is the start of something good for our asset class? "You betcha."
1999 SMALL-CAP VS. LARGE-CAP RESULTS BY QUARTER
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Russell 2000	-5.4%	15.6%	-6.3%	18.4%
S&P 500	5.0%	7.1%	-6.3%	14.9%

The Royce Funds Annual Report 1999 | 3

LETTER TO OUR STOCKHOLDERS

We looked at historical Russell 2000, Russell 2000 Value and Russell 2000 Growth index full market cycle returns to see if growth stocks had generally outperformed in up markets and value stocks in down markets over the last two decades. A full market cycle incorporates at least one up and one down phase and requires a move of at least 15% from the previous peak or trough.

Small-cap value outperformed growth during five out of six down market periods. Surprisingly, value also outperformed growth in four out of six up market periods. So despite strong recent performance by growth stocks — on the verge of winning their first full-market cycle out of six full market cycle periods throughout the small-cap index’s history (since 1979) — we believe that the long-term case for value remains compelling.

NEVER SURRENDER

Technology’s dominance extended across all capitalization categories. The sector now accounts for approximately 29% of the stocks in the S&P 500. In 1999, 66% of the S&P 500’s return was attributable to just 10 stocks, eight of which were technology issues. Approximately 93% of the Russell 2000’s gain for the year resulted from stocks in the technology sector, and it is now the largest sector in the Russell 2000, up from third at the beginning of 1999. In spite of these impressive statistics, technology’s impact was perhaps nowhere more evident than in the divergence between the growth and value investment styles. In all capitalization classes, growth stocks, typically those with high price/earnings and price/book ratios and high earnings growth rates, handily trounced value stocks, typically those with low P/E and P/B ratios and cyclical growth rates. In 1999, the year was like the old country music song, in which g rowth investors got th e goldmine and value investors got the shaft.

The divergence between growth and value in the small-cap sector was especially prominent. There was also substantial disparity within small-cap value itself. While performance spreads were consistent between growth and value in the Russell and the Wilshire small-cap style indices — growth outdistanced value — 1999 returns in the value category were markedly different for each index. The Russell 2000 Value index lost 1.5% in 1999, yet the Wilshire Small-Cap Value index’s return was even more miserable, down 15.6%. Since the Wilshire Small-Cap Value Index is made up of arguably higher-quality companies than the Russell 2000 Value, as measured by lower debt-to-capital and higher return-on-assets and return-on-equity ratios, the travails suffered by small-cap value investors in 1999 are readily evident (Source: Prudential Securities).

In all capitalization classes, growth stocks, typically those with high price/earnings and price/book ratios and high earnings growth rates, handily trounced value stocks, typically those with low P/E and P/B ratios and cyclical growth rates. In 1999, the year was like the old country music song, in which growth investors got the goldmine and value investors got the shaft.

4 | The Royce Funds Annual Report 1999

EXPECT THE UNEXPECTED

If Julius Caesar had gotten his way and been allowed to begin the calendar year with the spring equinox, we would be quite pleased with our closed-end funds’ performance in 1999, in what was as confounding and at times difficult a year as we have seen for some time. After getting off to a collectively slow start in the first quarter, each fund finished the year strongly. On a Net Asset Value - basis, for the last nine months of the year (3/31/99 - 12/31/99), Royce Value Trust was up 28.0%, Royce Micro-Cap Trust was up 28.3% and Royce Focus Trust was up 27.8%. These returns compare favorably with that of the small-cap oriented Russell 2000 - up 28.2% - for the same period.

Unfortunately, 1999’s results were measured by the twelve-month calendar that begins in January, and our closed-end portfolios were unable to shake off the adverse effects of the first-quarter downturn. All underperformed the Russell 2000 during the first quarter - in which small-cap value atypically lost ground to small-cap growth—only to outperform the index in the dynamic second quarter. During the difficult third quarter, in which the Russell 2000 was down 6.3%, Royce Value Trust and Royce Micro-Cap Trust outperformed the index, but Royce Focus Trust slightly lagged. Unfortunately, all three closed-end funds were unable to keep pace in the potent fourth quarter, when the Russell 2000 soared, up 18.4%.

Portfolio diversification, or lack thereof, did not seem to have a bearing on performance in 1999. For the full year, Royce Value Trust (+ 11.7%) and Royce Micro-Cap Trust (+12.7%), our two broadly diversified portfolios, and Royce Focus Trust (+8.7%), our concentrated small-cap portfolio, all turned in relatively solid, but unspectacular, performances in 1999, lagging the Russell 2000 (+21.3%). For a complete review and discussion of individual fund results and risk profiles, see pages 10-15.

If Julius Caesar had gotten his way and been allowed to begin the calendar year with the spring equinox, we would be quite pleased with our closed-end funds’ performance in 1999, in what was as confounding and at times difficult a year as we have seen for some time.

The Royce Funds Annual Report 1999 | 5

LETTER TO OUR STOCKHOLDERS

It comes as no surprise that technology, representing an average 15% of the index for the year, was the Russell 2000’s best performing sector in 1999, surging 101%. Less well-known is the fact that the Utilities sector (7% of the index) was up more than 40%. Offsetting these strong performances was the poor return of the highest weighted sector in the index, Financial Services (22% of the index), which was down almost 6% for the year.

Among small-caps, performance was skewed across the P/E range in 1999. The best performance was turned in by the companies with no earnings, up more than 85%, while the quintile with the lowest P/E ratios (median P/E of 7.5x) had the worst performance, down more than 10%.

[GRAPHIC: The Royce Funds portfolio managers conducting research]

Investors in a Speculators’ Market

NEW MILLENNIUM CONJECTURE

Like most people, we have spent some time reflecting on what the future might bring. Perhaps it is an occupational hazard, but looking forward always involves some looking backward for us as well. Investors in general seem comfortable taking more risk in order to achieve higher returns. Within the small-cap universe in 1999, the market appeared to us to undervalue good financial characteristics and to overvalue hopes, dreams and potential earnings growth. As a result, many "higher-quality" small-cap stocks are still waiting for their chance to shine. We have many portfolio companies that are very attractive to us from an earnings and balance sheet standpoint, yet their stocks performed worse in 1999 than most momentum-driven stocks that are highly leveraged and that have no earnings history. "Go figure."

Building long-term wealth is not simply a matter of participating in a favorable market. It is produced by applying a consistent discipline over time, and recognizing that in order to provide excellent long-term, absolute and relative results, our portfolios are likely to underperform over some short-term periods.

6 | The Royce Funds Annual Report 1999

What does it all mean for the future? Consider that, aside from technology, most stocks had an unspectacular year. Technology certainly led the market in terms of performance, but other sectors were generally unable to follow its lead. We think that this very narrow market environment could be followed by a return to "quality," a period where market performance will be driven less by momentum and more by business characteristics. While we recognize that technology is a very important factor in our economy, this offers no assurance that it must inevitably remain a market leader.

[PHOTO]

(l-r) Jack Fockler, Whitney George, Chuck Royce,
Charlie Dreifus, Buzz Zaino

TO THE INVESTOR GO THE SPOILS

As we evaluate 1999’s performance and consider what 2000 may hold, it occurs to us that the traditional distinction between the terms "speculator" and "investor" is more relevant than ever. Speculators ("traders") are only concerned about a short-term change in price, whereas investors, ourselves included, are concerned about the long-term appreciation potential of an enterprise.

We think that the current environment of record-setting stock market returns is unlikely to continue. For the speculator, this is bad news; for the long-term investor, it is of less concern. Building long-term wealth is not simply a byproduct of a favorable market. It is produced by applying a consistent discipline over time, and recognizing that in order to provide excellent long-term, absolute and relative results, our portfolios are likely to underperform over some short-term periods.

In this period of extreme divergence between growth and value, we have no interest in exchanging our investment charter for that of the speculator. Current conditions seem ripe to us for a return to value, with the accompanying prospect of higher short-term returns for this style. Whatever the outcome in the near term, we believe that the individual companies in the Funds’ portfolios offer substantial long-term performance opportunity.

Sincerely,

/s/ Charles M. Royce

Charles M. Royce

President

/s/ W. Whitney George

W. Whitney George

Vice President

/s/ Jack E. Fockler, Jr.

Jack E. Fockler, Jr.

Vice President

January 31, 2000

PS We invite you to visit our Website at www.roycefunds.com for up-to-date information on our Funds and our company. Your questions and comments are welcome.

The Royce Funds Annual Report 1999 | 7

RECENT MARKET CYCLE RESULTS

ROYCE FUNDS VS. RUSSELL 2000

Performance measurement refers to the idea of comparing returns against a benchmark — exactly which benchmark and over what time periods are always the questions.

Although a number of style indices within the small-cap sector are now available, each incorporates different, in some cases substantially different, definitions of value. Since we select securities from the entire small-cap universe, not just the "value" portion of the sector, we believe that the broadly defined Russell 2000 is a better index with which to compare our investment results.

Traditional performance presentations revolve around fixed time periods (e.g., one-, three- and five-year returns), rather than around market cycles, even though this method may not reveal the complete picture. In contrast, we believe that peak-to-peak, or full-market-cycle, analyses capture performance more completely because they include both up and down phases.
1996 - 1998 MARKET CYCLE VALUE OUTPERFORMED DURING UP AND DOWN PHASES Russell 2000
12/31/95	1159.603
1162.624
1156.601
1140.408
1145.57
1145.449
1128.029
1111.876
1122.127
1120.153
1109.049
1107.92
1111.2
1116.188
1121.004
1128.004
1132.207
1139.877
1140.219
1142.593
1144.833
1150.935
1158.356
1165.696
1166.74
1169.7
1175.875
1173.69
1177.422
1180.124
1181.014
1175.809
1180.501
1179.413
1182.585
1172.482
1181.421
1195.307
1197.452
1195.876
1194.262
1195.828
1194.461
1191.851
1197.271
1202.014
1203.07
1204.361
1174.153
1184.779
1180.914
1190.357
1196.744
1196.662
1209.752
1210.76
1208.858
1210.754
1212.805
1206.464
1206.78
1210.164
1211.253
1218.774
1224.379
1227.424
1230.311
1233.121
1218.106
1224.703
1219.525
1214.059
1220.085
1228.701
1236.151
1233.843
1243.392
1247.458
1256.49
1265.592
1270.01
1275.966
1281.811
1283.638
1283.944
1291.24
1275.418
1278.645
1278.681
1274.141
1272.759
1281.629
1294.307
1306.699
1317.843
1320.232
1323.09
1329.682
1338.687
1338.138
1343.717
1343.203
1344.142
1333.428
1324.395
1329.072
1334.541
1332.674
1337.293
1340.949
1332.179
1323.251
1326.645
1325.662
1327.02
1318.861
1310.634
1306.081
1288.526
1281.818
1270.708
1274.661
1280.527
1272.021
1255.482
1263.249
1279.74
1283.506
1280.712
1272.785
1253.82
1243.206
1242.374
1228.879
1199.197
1195.733
1162.891
1145.612
1175.349
1193.101
1187.889
1173.641
1151.78
1136.955
1151.249
1162.099
1156.949
1158.847
1167.963
1180.945
1199.24
1200.64
1202.477
1211.201
1210.988
1210.656
1210.408
1204.363
1208.478
1212.143
1216.9
1218.588
1218.045
1217.235
1226.193
1227.572
1226.505
1234.903
1241.89
1238.14
1235.775
1233.726
1238.201
1227.45
1236.445
1242.231
1244.62
1246.654
1252.502
1262.163
1268.005
1267.576
1265.602
1264.635
1270.137
1265.371
1269.455
1273.365
1278.39
1280.535
1284.068
1280.169
1290.871
1287.316
1294.828
1293.253
1287.775
1283.46
1285.327
1290.117
1294.147
1294.497
1292.058
1291.638
1290.176
1283.92
1271.802
1271.999
1272.705
1272.518
1261.94
1254.658
1255.467
1264.278
1261.543
1262.015
1261.884
1271.902
1278.692
1279.884
1284.154
1285.712
1286.063
1290.386
1287.912
1285.733
1289.47
1291.806
1290.403
1300.884
1309.614
1306.495
1311.2
1316.372
1321.197
1330.573
1331.896
1335.526
1321.988
1340.7
1343.934
1330.835
1326.239
1318.032
1304.437
1303.2
1314.263
1325.795
1327.964
1323.308
1324.886
1331.869
1337.836
1341.042
12/31/96	1350.871
1337.442
1348.111
1349.883
1356.8
1357.012
1362.574
1364.306
1363.642
1369.936
1368.836
1368.095
1371.507
1376.957
1380.566
1381.867
1381.144
1372.291
1362.738
1366.281
1365.69
1373.533
1377.868
1378.765
1373.598
1363.249
1363.427
1367.937
1358.475
1353.502
1363.713
1374.126
1377.721
1381.114
1381.762
1372.072
1367.505
1367.717
1369.151
1358.576
1348.471
1344.459
1346.299
1351.537
1359.218
1358.945
1364.95
1371.038
1373.96
1361.544
1345.548
1349.089
1335.574
1326.616
1314.823
1316.807
1314.623
1306.176
1310.642
1317.212
1304.63
1281.019
1275.068
1263.703
1258.489
1275.08
1290.07
1293.949
1297.13
1291.183
1269.493
1267.2
1275.271
1273.443
1274.298
1279.171
1266.242
1265.575
1266.753
1266.985
1257.387
1258.496
1275.336
1284.59
1294.651
1325.735
1357.262
1354.682
1349.214
1348.739
1353.729
1362.497
1361.983
1365.771
1371.168
1369.053
1373.639
1379.73
1386.797
1392.128
1408.029
1412.027
1416.23
1418.683
1427.5
1437.833
1436.92
1434.827
1443.325
1451.511
1454.396
1452.422
1453.936
1461.433
1470.992
1471.57
1472.606
1472.739
1487.734
1477.176
1466.736
1476.186
1468.458
1465.398
1474.076
1488.676
1480.111
1481.944
1487.432
1487.589
1495.021
1491.934
1498.879
1510.508
1516.568
1526.035
1540.968
1533.34
1524.978
1516.09
1526.074
1531.531
1533.631
1535.139
1535.6
1540.135
1553.818
1557.948
1556.93
1562.434
1572.399
1581.395
1579.305
1557.031
1551.361
1546.984
1548.264
1549.197
1536.917
1537.317
1556.6
1576.105
1568.427
1563.781
1572.506
1573.457
1583.25
1586.463
1593.595
1610.864
1613.644
1616.899
1629.532
1640.77
1647.379
1644.381
1641.087
1657.039
1657.422
1676.58
1680.282
1681.708
1684.324
1691.271
1693.078
1689.788
1687.285
1691.458
1700.297
1710.237
1713.145
1721.595
1731.706
1739.655
1747.309
1747.066
1750.424
1752.335
1752.991
1748.446
1744.85
1724.248
1694.428
1711.662
1730.867
1728.651
1695.065
1688.659
1585.402
1621.245
1640.59
1617.468
1635.109
1664.007
1668.803
1678.415
1671.26
1642.61
1643.37
1636.002
1598.892
1598.725
1617.61
1644.834
1631.855
1626.687
1645.486
1642.988
1616.311
1612.9
1617.841
1624.533
1640.433
1634.025
1639.133
1643.103
1654.941
1669.946
1655.577
1635.561
1605.393
1597.837
1590.795
1607.708
1611.796
1589.217
1587.864
1598.846
1595.724
1591.767
1591.767
1593.304
1613.496
1641.127
12/31/97	1652.967
1650.89
1652.774
1637.92
1625.711
1610.42
1562.528
1554.605
1583.383
1596.587
1596.181
1613.395
1632.364
1626.643
1612.877
1607.337
1592.873
1598.612
1621.285
1634.18
1626.88
1626.88
1643.096
1655.527
1671.205
1679.615
1685.211
1692.072
1706.844
1710.29
1711.828
1719.062
1714.224
1720
1718.431
1717.632
1726.222
1718.762
1734.645
1746.328
1747.177
1747.177
1745.856
1749.482
1748.272
1728.208
1754.047
1744.109
1757.106
1766.758
1769.339
1773.154
1784.309
1781.649
1786.294
1794.504
1794.482
1793.574
1802.396
1805.059
1807.904
1805.838
1802.67
1819.235
1835.398
1840.737
1838.415
1823.739
1798.908
1799.583
1817.398
1815.564
1835.505
1844.482
1834.125
1844.132
1850.563
1860.459
1998 - CURRENT PERIOD GROWTH LEADS ON STRENGTH OF TROUGH-TO-PEAK PERFORMANCE
1859.628
1836.363
1818.711
1774.536
1789.677
1806.655
1829.301
1837.264
1839.102
1825.168
1816.631
1804.028
1817.294
1807.556
1804.465
1809.626
1802.198
1790.393
1771.896
1784.229
1775.434
1770.503
1754.703
1724.95
1706.786
1728.138
1730.781
1730.781
1710.284
1705.111
1703.02
1712.916
1722.445
1730.281
1731.472
1710.392
1684.958
1675.221
1646.059
1663.141
1684.932
1668.182
1663.077
1675.152
1696.925
1712.623
1707.728
1708.623
1721.424
1734.422
1743.948
1738.191
1744.878
1741.363
1744.743
1744.953
1739.033
1740.422
1742.84
1752.73
1759.182
1754.427
1753.009
1731.563
1711.585
1679.046
1664.64
1644.019
1622.534
1617.455
1630.373
1594.014
1569.596
1525.135
1514.037
1544.202
1579.146
1563.278
1521.334
1551.898
1534.041
1529.829
1534.245
1562.036
1541.509
1526.193
1503.303
1495.838
1480.806
1445.479
1390.822
1362.452
1284.489
1323.101
1340.447
1316.01
1318.99
1375.82
1340.66
1311.34
1344.41
1360.3
1360.31
1369.16
1351.71
1381.9
1379.53
1400.93
1430.76
1408.84
1404.28
1401.37
1392.94
1385.01
1333.74
1332.96
1283.67
1267.3
1228.06
1182.12
1212.87
1240.47
1220.79
1238.52
1276.25
1307.29
1343.65
1365.82
1372.15
1396.73
1399.05
1417.91
1415.59
1415.7
1427.11
1441.5
1474.05
1476.82
1497.62
1512.24
1525.61
1518.27
1512.58
1499.84
1495.14
1484.5
1488.79
1484.89
1494.93
1503.52
1503.56
1518.03
1512.32
1522.78
1533.1
1517.02
1520.78
1516.23
1506.76
1519.62
1530.56
1531.76
1533.85
1512.93
1508.68
1480.27
1486.51
1487.72
1502.83
1516.74
1533.13
1526.94
1544.39
1547.37
1557.5
1566.37
1572.46
12/31/98	1610.89
1608.42
1611.66
1633.44
1634.18
1647.22
1655.07
1633.09
1623.33
1604.99
1631.12
1646.37
1645.19
1620.08
1613.99
1612.46
1624.7
1608.74
1619.79
1632.3
1628.06
1611.58
1619.25
1596.81
1577.85
1572.32
1540.91
1521.67
1552.96
1523
1515.92
1489.92
1495.64
1500.41
1521.29
1525.75
1511.29
1501.88
1500.09
1508.22
1508.39
1499.15
1507.16
1522.3
1530.07
1527.2
1534.79
1534.87
1524.7
1534.14
1527.73
1525.04
1529.38
1517.99
1504.94
1467.54
1471.84
1504.67
1508.39
1531.36
1527.79
1523.51
1527.77
1541.32
1536.69
1524.19
1532.42
1555.26
1580.02
1599.1
1599.86
1601.07
1616.05
1581.03
1592.32
1635.23
1643.81
1655.08
1667.52
1668.29
1662.38
1660.36
1660.03
1661.84
1659.23
1665.8
1662.43
1672.95
1695.14
1714.15
1723.74
1730.09
1700.62
1693.68
1698.18
1712.5
1719.71
1723.86
1690.41
1667.62
1671.33
1661.98
1684.28
1679.58
1676.97
1674.13
1698.51
1715.91
1704.74
1709.78
1698.47
1682.5
1657.65
1666.76
1694.98
1703.44
1709.87
1726.72
1718.67
1717.72
1702.94
1702.84
1724.42
1745.64
1760.44
1760.44
1747.77
1755.72
1755.86
1741.2
1749.25
1761.78
1766.84
1762.33
1775.38
1792.03
1789.91
1775.07
1745.02
1749.23
1737.21
1725.32
1704.28
1718.19
1718.8
1699.82
1712.14
1703.89
1679.62
1654.3
1654.51
1648.16
1639.98
1628.23
1649.2
1651.59
1671.7
1671.03
1679.35
1668.47
1667.13
1673.52
1684.41
1684
1687.05
1679.96
1666.35
1646.96
1648.77
1661.19
1647.56
1680.25
1689.16
1680.46
1687.58
1700.64
1695.15
1689.68
1682.52
1659.24
1675.45
1670.54
1644.77
1648.95
1620.78
1608.79
1627.21
1614.78
1626.57
1649.13
1634.52
1646.4
1644.05
1658.88
1652.46
1650.92
1660.52
1639.45
1618.97
1619.03
1601.05
1578.78
1586.75
1598.29
1599.69
1616.77
1613.22
1605.56
1609.74
1633.03
1655.81
1667.9
1670.11
1693.92
1699.51
1709.24
1719.64
1724.4
1734.08
1729.4
1737.83
1750.44
1765.74
1765.8
1784.96
1781.91
1780.16
1755.73
1761.51
1773.04
1765.91
1754.68
1753.25
1779.36
1795.43
1800.06
1800.03
1812.16
1796.99
1803.95
1818.57
1788.92
1784.02
1799.5
1803.14
1806.99
1840.15
1848.59
1865.82
1873.47
1889.46
1924.03
1921.75
1953.31
12/31/99	1953.31

1996 PEAK TO 1998 PEAK 5/22/96 - 4/21/98		1998 PEAK TO CURRENT 4/21/98 - 12/31/99	1996 PEAK TO CURRENT 5/22/96 - 12/31/99

Russell 2000	38.5%	5.0%	45.4%

Russell 2000 Value	60.2	-16.6	33.7

Russell 2000 Growth	19.3	26.2	50.6

NAV CUMULATIVE TOTAL RETURN

Royce Value Trust	54.1	1.4	56.3

Royce Micro-Cap Trust	48.6	-3.9	42.7

Royce Focus Trust	n/a	-12.3	n/a

Both Royce Value Trust and Royce Micro-Cap Trust beat the Russell 2000 index during the last full market cycle, attributable primarily to outperformance during the cycle’s decline.

All three Royce Funds are trailing the index in the 1998 peak-to-current period.

Royce Value Trust is outperforming the Russell 2000 from the 1996 peak.

8 | The Royce Funds Annual Report 1999

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings maximizes the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.
		Amount	Purchase		NAV	Market
History		Invested	Price	Shares	Value*	Value*
Royce Value Trust
11/26/86	Initial Purchase	$ 10,000	$ 10.000	1,000	$ 9,280	$ 10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
9/8/97	Distribution $0.33		15.625	61
12/5/97	Distribution $0.88		15.313	169	52,556	46,814
3/6/98	Distribution $0.37		16.688	69
6/5/98	Distribution $0.39		16.250	76
9/8/98	Distribution $0.40		12.563	104
12/7/98	Distribution $0.38		13.000	98	54,313	47,506
3/8/99	Distribution $0.37		11.875	108
6/7/99	Distribution $0.34		13.313	91
9/7/99	Distribution $0.33		12.688	95
12/6/99	Distribution $0.33		12.750	97

12/31/99		$ 16,322		3,846	$ 60,653	$ 50,239

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$ 7,500	$ 7.500	1,000	$ 7,250	$ 7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49

12/31/99		$ 8,900		1,641	$ 18,051	$ 14,769

Royce Focus Trust
10/31/96	Initial Purchase	$ 4,375	$ 4.375	1,000	$ 5,280	$ 4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34

12/31/99		$ 4,375		1,135	$ 6,742	$ 5,356

* Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

The Royce Funds Annual Report 1999 | 9

ROYCE VALUE TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/99
Fourth Quarter 1999*	11.8%
Jul-Dec 1999*	6.5
1-Year	11.7
3-Year	13.7
5-Year	15.8
10-year	13.7
Since Inception (11/26/86)	12.9

*Not annualized.

RISK/RETURN COMPARISON
3-Year Period ended 12/31/99

	Average Annual Total Return	Standard Deviation	RUR*
Royce Value Trust (NAV)	13.7	17.5	0.78
S&P 600	11.7	20.5	0.57
Russell 2000	13.1	20.9	0.63

*Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on both an absolute and a risk-adjusted basis.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater
in Percentages (%)

	RVT (NAV)	Russell 2000
8/25/87-10/28/87	-26.4	-38.9
10/9/89-10/31/90	-22.1	-32.5
2/12/92-7/8/92	-2.1	-12.0
3/18/94-12/9/94	-5.3	-12.3
5/22/96-7/24/96	-6.3	-15.4
1/22/97-4/25/97	-3.1	-9.0
10/13/97-1/12/98	-8.1	-11.3
4/21/98-10/8/98	-31.3	-36.5

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT
1999	11.7%	1992	19.9%
1998	3.3	1991	39.5
1997	27.5	1990	-13.1
1996	15.5	1989	19.2
1995	22.6	1988	22.8
1994	1.1	1987	-7.7
1993	17.9

MANAGER’S DISCUSSION

Royce Value Trust (RVT), our broadly diversified closed-end fund of small- and micro-cap stocks, was up 11.7% on a Net Asset Value basis and 5.7% on a market price basis in 1999. Although we think that the Fund’s NAV return was reasonable considering the difficulties that small-cap value endured last year, it was disappointing compared to its small-cap benchmarks, the S&P 600 (+12.4%) and the Russell 2000 (+21.3%). The Fund’s average annual NAV total return since inception (11/26/86) was 12.9%. This compares to respective returns of 12.3% for the Russell 2000 and 10.9% for the S&P 600.

For small-cap value in general, and RVT in particular, performance anomalies were common in 1999. After losing ground against its benchmark during the first quarter, the Fund outperformed the Russell 2000 during the more dynamic second quarter and in the third-quarter downturn. With these gyrations, RVT’s NAV performance was virtually flat through the end of the third quarter and holding its own relative to its benchmarks. During the explosive fourth quarter, however, the Fund could not keep pace, gaining 11.8% on an NAV basis, versus 12.5% for the S&P 600 and 18.4% for the Russell 2000.

In 1999, our holdings received little attention from a market that was focused on momentum, and our valuations, as measured by its weighted average P/E ratio, actually declined from the end of 1998. The attributes that we seek, namely strong balance sheets and strong records of earnings, did not consistently translate into high performance in 1999.

We increased our holdings in the Technology sector, which also generated the greatest positive impact on performance. For example, we took new positions in information technology service companies, such as CIBER and JDA Software Group, when Y2K anxiety created an earnings slowdown. We also sold our position in Unitrode Corporation, an analog semiconductor manufacturer, at a substantial profit.

Several new companies placed among our top-ten positions. Interim Services, new to the portfolio as a whole, is a staffing and career management services company that offers what we think is a winning combination of attractive value and balance sheet quality. We nearly doubled our position in Arnold Industries, in our view a very attractively valued trucking company in an industry that received scant investment attention in 1999 (Circle International Group, a freight forwarder company in the portfolio, has a similar profile). Lilly Industries, a manufacturer of industrial coatings and specialty chemicals, represents another significant increase, although we have held shares since RVT’s inception in November 1986.

In our view, RVT’s portfolio is well-positioned to take advantage of opportunities in the small- and micro-cap sectors. We believe that when the market again emphasizes "quality," as opposed to its current emphasis on momentum, good things will follow for Royce Value Trust.

10 | The Royce Funds Annual Report 1999

PERFORMANCE AND PORTFOLIO REVIEW

GOOD IDEAS THAT WORKED
 1999 Net Realized and Unrealized Gain

Exar	$8,331,788
Unitrode Corporation	4,642,115
Integral Systems	3,687,054
Micro Strategy Cl. A	3,367,006
Topps Company (The)	3,216,198

Exar — The management of this analog semiconductor manufacturer developed new telecommunications products that created a major turnaround in the company’s prospects and caused the stock price to surge in the fourth quarter.

Unitrode Corporation — Small-cap stocks are often subject to an advantageous "urge to merge," and a takeover last summer by Texas Instruments sent the price of this analog semiconductor manufacturer well beyond our initial sell target.

GOOD IDEAS AT THE TIME
 1999 Net Realized and Unrealized Loss

Axiohm Transaction Solutions	$2,747,124
Stone & Webster	2,416,906
Medical Assurance	2,233,311
PXRE Group	2,051,178
Nvest LP	1,956,101

Axiohm Transaction Solutions — It appeared that we had overstayed our welcome with this designer and manufacturer of thermal printheads and printer components when management began to take the majority of shares private. We were left with a minority stake of ever-dwindling value before selling what remained of our entire position last October.

Stone & Webster — The stock of this engineering, construction and design firm declined precipitously in the fourth quarter in the midst of a financial crisis. Selling the building that housed its corporate headquarters gave a small boost both to the company and its stock price. We are hopeful that the recovery can continue.

ROYCE VALUE TRUST MARKET PRICE — ACTUAL vs. ADJUSTED*
Market Price Total Returns
Since Inception	268.2%
10 Years =	221.3
5 Years =	93.7
3 Years =	38.2
1 Year =	5.7

	Adjusted Market Price	Actual Market Price
	10.00	10.00
1986	9.88	9.88
	10.75	10.75
	9.75	9.75
	9.63	9.63
	8.63	8.63
	9.50	9.50
	9.37	9.38
	9.12	9.13
	9.50	9.50
	9.25	9.25
	7.30	7.00
	6.91	6.63
1987	7.26	6.75
	7.53	7.00
	8.60	8.00
	8.73	8.13
	8.60	8.00
	8.46	7.88
	9.27	8.63
	9.14	8.50
	9.00	8.38
	9.54	8.88
	9.27	8.63
	8.87	8.25
1988	9.25	8.13
	9.96	8.75
	9.68	8.50
	10.10	8.88
	10.39	9.13
	10.67	9.38
	10.53	9.25
	10.96	9.63
	11.10	9.75
	10.99	9.63
	10.84	9.50
	10.84	9.50
1989	11.46	9.50
	10.71	8.88
	10.56	8.75
	11.16	9.25
	11.16	9.25
	11.46	9.50
	11.61	9.63
	11.31	9.50
	10.26	8.25
	9.53	7.88
	8.78	7.25
	9.38	7.75
1990	10.23	8.13
	10.85	8.75
	12.43	9.88
	13.05	10.38
	13.53	10.75
	12.90	10.25
	12.58	10.00
	12.74	10.13
	12.42	9.88
	12.46	9.88
	12.93	10.25
	12.61	10.00
1991	13.83	10.38
	14.67	11.00
	15.67	11.75
	15.33	11.50
	15.50	11.63
	15.33	11.38
	15.00	11.25
	15.00	11.25
	14.83	11.13
	15.19	11.38
	15.36	11.50
	16.86	12.63
1992	17.54	12.25
	18.25	12.75
	18.25	12.88
	18.61	13.00
	18.43	12.88
	18.43	12.88
	18.79	13.13
	19.33	13.38
	19.50	13.63
	19.75	13.75
	20.47	14.25
	19.94	13.88
1993	20.13	12.88
	20.72	13.25
	20.33	13.00
	19.16	12.25
	19.55	12.50
	19.35	12.38
	19.16	12.25
	19.35	12.38
	19.74	12.63
	18.76	12.00
	18.18	11.63
	19.18	12.13
1994	19.00	11.00
	20.08	11.63
	20.30	11.75
	19.65	11.38
	20.52	11.88
	20.73	12.13
	20.73	12.00
	21.81	12.63
	22.68	13.13
	23.33	13.50
	22.25	12.88
	23.10	13.25
1995	22.91	11.88
	23.87	12.38
	23.39	12.13
	23.63	12.25
	23.63	12.25
	24.35	12.63
	23.87	12.38
	22.42	11.63
	23.63	12.25
	24.35	12.63
	23.87	12.38
	24.84	12.88
1996	26.64	12.63
	26.11	12.38
	26.37	12.50
	24.79	11.75
	25.06	11.88
	26.90	12.75
	29.01	13.75
	30.07	14.25
	32.31	15.31
	35.01	16.25
	33.39	15.50
	35.41	16.44
1997	34.32	15.06
	34.03	14.94
	36.74	16.13
	39.88	17.13
	39.45	16.94
	39.01	16.75
	39.35	16.50
	36.07	15.13
	28.02	11.75
	31.68	12.88
	33.68	13.69
	34.45	14.00
1998	34.82	13.75
	34.03	13.44
	31.97	12.63
	29.54	11.31
	33.95	13.00
	34.76	13.31
	35.48	13.25
	35.15	13.13
	34.48	12.88
	34.00	12.38
	33.31	12.13
	35.54	12.94
1999	36.82	13.06

*Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in primary subscriptions of rights offerings. This graph illustrates the market price change from IPO of $10 per share on 11/26/86.

PORTFOLIO DIAGNOSTICS
Median Market Cap.	$519 million
Weighted Average P/E Ratio	13.7x
Weighted Average P/B Ratio	1.6x
Weighted Average Yield	1.3%
Fund Net Assets	$713 million
Turnover Rate	41%
Net Leverage†	13%
Symbol – Market Price	RVT
– NAV	XRVTX

† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

TOP 10 POSITIONS % of Net Assets

Charming Shoppes	1.3%
National Computer Systems	0.9
Gallagher (Arthur J.) & Co.	0.9
Velcro Industries	0.8
Pioneer-Standard Electronics	0.8
Circle International Group	0.8
Arnold Industries	0.8
Lilly Industries CL A	0.8
Simpson Manufacturing	0.8
Interim Services	0.8

Portfolio Sector Breakdown
 % of Net Assets

Technology	19.2%
Industrial Products	13.8
Industrial Services	12.7
Financial Intermediaries	7.8
Consumer Products	7.6
Financial Services	7.2
Natural Resources	5.1
Health	4.1
Consumer Services	2.9
Miscellaneous	4.9
Bonds & Preferred Stocks	2.5
Treasuries, Cash &Cash Equivalents	12.2

CAPITAL STRUCTURE
 Publicly Traded Securities Outstanding
at 12/31/99 at NAV or Liquidation Value

35.1 million shares of Common Stock	$553 million
2.4 million shares of 7.80% Cumulative Preferred Stock	$60 million
4.0 million shares of 7.30% Tax-Advantaged Cumulative Preferred Stock	$100 million

11 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS
 Through 12/31/99
Fourth Quarter 1999*	13.6%
Jul-Dec 1999*	10.1
1-Year	12.7
3-Year	11.2
5-Year	14.5
Since Inception (12/14/93)	13.0

*Not annualized.

RISK/RETURN COMPARISON
 3-Year Period ended 12/31/99
	Average Annual Total Return	Standard Deviation	RUR*
Royce Micro-Cap
Trust (NAV)	11.2	16.6	0.67
Russell 2000	13.1	20.9	0.63

*Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Micro-Cap Trust has outperformed the
Russell 2000 on a risk-adjusted basis.

DOWN MARKET PERFORMANCE COMPARISON
 All Down Periods of 7.5% or Greater, in Percentages (%)
	OTCM (NAV)	Russell 2000
3/18/94-12/9/94	-0.4	-12.3
5/22/96-7/24/96	-6.8	-15.4
1/22/97-4/25/97	-3.4	-9.0
10/13/97-1/12/98	-7.4	-11.3
4/21/98-10/8/98	-29.9	-36.5

CALENDAR YEAR NAV TOTAL RETURNS

Year	OTCM
1999	12.7%
1998	-4.1
1997	27.1
1996	16.6
1995	22.9
1994	6.0

MANAGER’S DISCUSSION

Never give your opponent a quarter-mile start in a one-mile race. After moving backwards in the first quarter (down 12.1% on a Net Asset Value basis), Royce Micro-Cap Trust (OTCM) finished the year strongly on both an NAV and market price basis. Although the Fund bested its benchmark, the Russell 2000, by a nose for the last three quarters (28.4% versus 28.2%, respectively), the difficult first quarter hindered 1999 performance. For the full year, OTCM was up 12.7% on an NAV basis and a relatively disappointing 4.5% on a market price basis, versus a gain of 21.3% for the Russell 2000. The Fund’s average annual NAV total return since inception (12/14/93) was 13.0%.

Virtually ignored from April ‘98 through April ‘99, micro-cap securities began to get their wind back in the second quarter, led by the technology sector. OTCM followed suit, posting strong second-quarter results, holding its own in the third-quarter downdraft and performing solidly in the fourth quarter. In a year characterized by wildly divergent micro-cap stock performance, we are not unhappy with OTCM’s NAV total return, considering its relatively low-risk profile. The micro-cap companies that we hold generally possess solid balance sheets and earnings records.

The Technology sector, which dominated every asset class in the market last year and accounted for approximately 20% of the Fund’s equity holdings, was our best performer in 1999. We enjoyed particular success in the semiconductor industry with companies such as Exar and Electroglas, as well as with Integral Systems, a ground-systems satellite builder whose stock price vaulted from the teens into the mid-forties near the end of the year.

There are several new names among the Fund’s top-ten holdings, such as Aurora Biosciences, a company that designs and develops proprietary drug discovery systems, services and technologies that accelerate and enhance the discovery of new medicines. BARRA, another strong performer, provides investment information products that combine technology, data, software and services. MSC.Software, another new addition to the top ten, is a designer and manufacturer of proprietary software for use in automotive, aerospace and other types of engineering whose price fell close to 50% in 1998’s third-quarter correction (when we first increased our position) before beginning to recover in the fourth quarter of this year.

We are pleased by the recent resurgence in micro-cap performance, but we are even more excited about the opportunities remaining in the non-technology sectors. We believe that these companies remain considerably undervalued by the market, which can be seen in the Fund’s low P/E and P/B ratios. The lack of correlation between individual company quality and market performance in 1999 fuels our hopes for a profitable new year.

12 | The Royce Funds Annual Report 1999

PERFORMANCE AND PORTFOLIO REVIEW

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain

Exar	$2,569,978
Aurora Biosciences	1,967,404
Kronos	1,543,205
Corel	1,535,684
Newport	1,463,182

Exar — The management of this analog semiconductor manufacturer developed new telecommunications products that created a major turnaround in the company’s prospects and caused the stock price to surge in the fourth quarter.

Aurora Biosciences — Both institutional interest and the stock price were low early in 1999 for this designer and developer of systems that enhance and accelerate the discovery of new drugs, although we were drawn by what we thought was terrific management. Late in the year, the company attracted serious attention from Wall Street, which led to a significant increase in the stock price.

GOOD IDEAS AT THE TIME
 1999 Net Realized and Unrealized Loss

800 JR Cigar	$1,173,423
Midwest Grain Products	1,078,850
North Face (The)	757,825
International Isotopes	740,254
Wellington Underwriting	669,713

800 JR Cigar — A glut of premium cigars caused this mail-order distributor to miss quarterly earnings estimates and subsequently slump just like other tobacco-related companies did in 1999. We remain optimistic due to the company’s low valuation and the fact that management holds about 75% of the stock.

Midwest Grain Products — The stock of this manufacturer of wheat gluten, premium wheat starch, food grade and fuel grade alcohol suffered an almost 50% decline last year. We expected that the stock would recover with the resolution of trade issue difficulties, but currently these issues remain unresolved. Their solid product line and valuable assets feed our hopes for an eventual turnaround.

ROYCE MICRO-CAP TRUST MARKET PRICE — ACTUAL vs. ADJUSTED*
Market Price Total Returns
Since Inception =	65.5%
5 Years =	74.4
3 Years =	27.8
1 Year =	4.5

	Adjusted Market Price	Actual Market Price
1993	7.50	7.50
	7.75	7.75
	7.50	7.50
	6.50	6.50
	6.63	6.63
	7.13	7.13
	6.75	6.75
	7.00	7.00
	7.13	7.13
	7.00	7.00
	7.38	7.38
	7.19	7.13
1994	7.11	7.00
	6.86	6.75
	7.24	7.13
	6.98	6.88
	6.98	6.88
	7.11	7.00
	7.49	7.38
	7.87	7.75
	8.13	8.00
	8.51	8.38
	7.87	7.75
	7.75	7.63
1995	8.52	8.00
	8.25	7.75
	8.25	7.75
	8.25	7.75
	8.92	8.38
	8.92	8.38
	9.18	8.63
	8.25	7.75
	8.45	7.94
	8.52	8.00
	8.52	8.00
	9.05	8.50
1996	9.71	8.25
	9.30	7.88
	9.41	8.00
	8.97	7.63
	9.56	8.13
	10.15	8.63
	10.57	8.98
	10.66	9.06
	11.32	9.63
	13.16	11.19
	12.79	10.88
	12.72	10.81
1997	13.10	10.13
	12.62	9.75
	13.43	10.38
	13.64	11.31
	14.40	11.13
	13.91	10.75
	13.35	10.31
	12.62	9.75
	10.11	7.81
	10.43	8.06
	10.67	8.25
	11.56	8.94
1998	11.87	8.88
	11.03	8.25
	10.70	8.00
	9.95	7.44
	11.12	8.31
	11.29	8.44
	11.29	8.44
	11.33	8.47
	11.29	8.44
	11.37	8.50
	11.04	8.25
	11.95	8.94
1999	12.41	9.00

*Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in the 1994 rights offering. This graph illustrates the market price change from IPO of $7.50 per share on 12/14/93.

PORTFOLIO DIAGNOSTICS

Median Market Cap.	$236 million
Weighted Average P/E Ratio	14.1x
Weighted Average P/B Ratio	1.5x
Weighted Average Yield	1.1%
Fund Net Assets	$191 million
Turnover Rate	49%
Net Leverage†	0%
Symbol – Market Price	OTCM
– NAV	XOTCX

† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

TOP 10 POSITIONS % of Net Assets
Kronos	1.6%
Duff & Phelps Credit Rating	1.5
Matthews International CL. A	1.2
Simpson Manufacturing	1.1
Ash Grove Cement Company	1.0
Aurora Biosciences	1.0
Titan Exploration	1.0
Florida Rock Industries	1.0
BARRA	1.0
MSC.Software	0.9

PORTFOLIO SECTOR BREAKDOWN
 % of Net Assets

Technology	18.3%
Industrial Products	11.6
Industrial Services	11.3
Consumer Products	10.0
Health	6.3
Natural Resources	5.9
Financial Intermediaries	4.1
Financial Services	3.4
Consumer Services	1.8
Utilities	0.2
Miscellaneous	4.8
Bond & Preferred Stock	0.6
Treasuries, Cash &Cash Equivalents	21.7

CAPITAL STRUCTURE
 Publicly Traded Securities Outstanding
at 12/31/99 at NAV or Liquidation Value

13.8 million shares of Common Stock	$151 million
1.6 million shares of 7.75% Cumulative Preferred Stock	$40 million

13 | The Royce Funds Annual Report 1999

ROYCE FOCUS TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS
 Through 12/31/99

Fourth Quarter 1999*	5.9%
Jul-Dec 1999*	-1.3
1-Year	8.7
3-Year	6.9
Since Inception (11/1/96)(1)	8.0

* Not annualized.

(1) Date Royce & Associates, Inc. assumed investment management responsibility.

RISK/RETURN COMPARISON
3-Year Period ended 12/31/99
	Average Annual Total Return	Standard Deviation	RUR*
Royce Focus Trust (NAV)	6.9	19.8	0.35
Russell 2000	13.1	20.9	0.63

*Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Focus Trust has had volatility comparable to the Russell 2000, but with lower performance.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
	FUND (NAV)	Russell 2000
1/22/97- 4/25/97	-1.1	-9.0
10/13/97- 1/12/98	-10.3	-11.3
4/21/98- 10/8/98	-35.2	-36.5

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND
1999	8.7%
1998	-6.8
1997	20.5

MANAGER’S DISCUSSION

We think that Robert Ripley would have readily agreed that the performance of Royce Focus Trust (FUND) in 1999 was strange indeed. For the full year, the Fund’s concentrated portfolio of small-cap companies was up 8.7% on a Net Asset Value basis, but down a disappointing 0.3% on a market price basis. Both returns fell well behind the benchmark, the small-cap oriented Russell 2000, which was up 21.3%.

"Believe it or not," the Fund was no exception to the oddities that affected small-cap value investing in 1999, atypically losing ground against its benchmark in the first-quarter downturn, only to outperform the index — again atypically — during the subsequent second-quarter rally. It narrowly underperformed the Russell 2000 in the third-quarter downdraft and lagged dramatically in the fourth-quarter upswing. All of this took place during a difficult year for small-cap value stocks, in which the Russell 2000 Value index was down 1.5%.

The Fund’s use of concentration, in our view, acted as neither a help nor a hindrance to its 1999 performance. FUND’s preference for small-cap companies with great balance sheets trading at low valuations was out of step with a market that seemed bent on rewarding higher-risk, higher-valuation investments.

Portfolio holdings in the Technology sector made the greatest positive impact on performance. This was not surprising, owing to the sector’s market dominance last year. The bulk of our technology holdings are not "cutting edge" companies, but instead offer solid balance sheets and proven earnings records. Hurting the Fund’s performance in 1999 were companies in the Consumer Products and Financial Intermediaries sectors. We took advantage of low prices in the latter sector throughout the year, particularly when insurance company stocks declined to what we believe were attractive levels. We added significantly to our position in Arthur J. Gallagher & Co., an insurer specializing in risk management, that recovered nicely before the end of the year.

Several positions made new appearances in our top-ten holdings. Comdisco is a computer and technology leasing firm that has leveraged its expertise into some profitable Internet opportunities. Plantronics is a leader in the fast-growing telephone headset industry whose stock price endured some precipitous drops before rebounding in the fourth quarter. Arrow International is a designer and manufacturer of clinically advanced medical products for critical and cardiac care whose stock we bought when slower-than-expected growth rates caused its price to plummet last spring.

In our view, the underlying fundamentals of the individual portfolio companies possess substantial untapped performance opportunity. We believe that a return to "quality," as opposed to the current environment that has been dominated by momentum investing, will result in good things for Royce Focus Trust.

14 | The Royce Funds Annual Report 1999

PERFORMANCE AND PORTFOLIO REVIEW

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain

Marshall Industries	$2,186,393
Charming Shoppes	1,976,297
Comdisco	1,868,548
Gallagher (Arthur J.) & Co.	1,032,707
Avnet	1,030,909

Charming Shoppes — The stock of this women’s fashion retailer, a long-term holding with solid (and, in our view, improving) business fundamentals, continues to benefit from the increasing attention of other investors.

Comdisco — This firm has leveraged their expertise in leasing computer equipment and technology into a profitable combination of leasing information technology services, Internet access and Internet venture capital opportunities.

GOOD IDEAS AT THE TIME
 1999 Net Realized and Unrealized Loss

Gibson Greetings	$1,480,054
Oakley	1,193,287
Enesco Group	1,185,466
Morrison Knudsen	742,370
New England Business Service	675,461

Gibson Greetings — We began to sell our position in this greeting card and novelty toy company in May 1999, selling the position entirely out of the portfolio by October, once it appeared that its creative management might be unable to revitalize the company. American Greetings announced plans to buy the company with a tender offer in November.

Oakley — The company continues to be the dominant force in the sunglasses business, but its stock price was stomped on as a result of its slow start in the footwear industry. We still have high hopes based on their strong brand name and talented management.

ROYCE FOCUS TRUST MARKET PRICE — ACTUAL vs. ADJUSTED(2)
Market Price Total Returns
Since 11/1/96 =	22.4%
1 Year =	-0.3
	Adjusted Market Price	Actual Market Price
	4.38	4.38
	4.66	4.66
1996	4.59	4.59
	4.75	4.75
	4.56	4.56
	4.88	4.88
	4.72	4.72
	4.81	4.81
	5.00	5.00
	5.28	5.28
	5.44	5.44
	6.06	6.06
	5.69	5.69
	5.69	5.69
1997	5.57	5.06
	5.64	5.13
	5.78	5.25
	6.23	5.66
	6.54	5.94
	6.23	5.66
	6.05	5.50
	6.12	5.56
	4.82	4.38
	5.30	4.81
	5.09	4.63
	5.30	4.81
1998	5.37	4.88
	4.82	4.38
	4.54	4.13
	4.41	4.00
	4.54	4.13
	5.37	4.88
	5.44	4.94
	5.54	5.03
	5.58	5.06
	5.37	4.88
	5.34	4.84
	5.30	4.81
1999	5.36	4.72

(2) Reflects market price total return experience of a continuous stockholder who reinvested all distributions.
This graph illustrates the market price change from $4.375 on 11/1/96, the date Royce & Associates, Inc. assumed investment management responsibility.

PORTFOLIO DIAGNOSTICS

Median Market Cap.	$725 million
Weighted Average P/E Ratio	13.8x
Weighted Average P/B Ratio	1.9x
Weighted Average Yield	1.2%
Fund Net Assets	$71 million
Turnover Rate	60%
Net Leverage†	12%
Symbol – Market Price	FUND
– NAV	XFUNX

† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

TOP 10 POSITIONS % of Net Assets
Charming Shoppes	6.8%
Morrison Knudsen	4.9
Gallagher (Arthur J.) & Co.	4.8
New England Business Service	4.6
Florida Rock Industries	4.6
Comdisco	4.5
Lincoln Electric Holdings	4.2
Plantronics	3.8
Arrow International	3.7
Oakley	3.2

PORTFOLIO SECTOR BREAKDOWN
 % of Net Assets

Technology	14.9%
Industrial Products	13.7
Industrial Services	13.3
Natural Resources	9.5
Financial Services	9.3
Consumer Services	6.8
Financial Intermediaries	6.3
Health	3.7
Consumer Products	3.2
Treasuries, Cash &Cash Equivalents	19.3

CAPITAL STRUCTURE
 Publicly Traded Securities Outstanding
at 12/31/99 at NAV or Liquidation Value

8.6 million shares of Common Stock	$51 million
800,000 shares of 7.45% Cumulative Preferred Stock	$20 million

15 | The Royce Funds Annual Report 1999

Q&A WITH CHUCK ROYCE, WHITNEY GEORGE AND JACK FOCKLER

Senior staff members Chuck Royce, Jack Fockler and Whitney George recently sat down to discuss some of the changes that have taken place in money management. Chuck Royce has been President of Royce & Associates since 1973 and manages most of the firm’s offerings. Whitney George, who joined the firm as an analyst in 1991 and became a portfolio manager in 1997, is a Vice President and Managing Director of Royce & Associates. Vice President and Managing Director of Royce & Associates, Jack Fockler has worked closely with Chuck since joining the firm in 1989. Jack, Whitney and Chuck are also members of the firm’s Executive Committee.

Jack: Individual stocks such as Microsoft and AOL have had extraordinary returns through the ‘90s. At the same time, managed account investing is no longer the exclusive province of the wealthiest institutions and individuals. Why, then, should investors buy closed-end funds today?

Chuck: The classic argument in favor of closed-end investing was to build a diversified investment portfolio by using an active manager. Recently, the Internet has given individual investors access to information, trading, and order placement that they lacked five or ten years ago. It has also provided people with a greater sense of control over their money. However, these developments have not invalidated the idea that there are advantages to professional management, particularly in the small-cap world, even if this year’s results and the longer-term returns of a few very successful stocks appear to have obscured its importance.

Whitney: The individual may feel that he or she is winning in the short-term, especially if they’ve invested in Internet stocks or those in the Nasdaq 100, but I have substantial doubts about the long-term viability of such high returns and the idea that risk doesn’t need to be a primary consideration. With our approach, there is always an attempt to reduce risk, and we continue to view active professional management as having a distinct advantage over the long term. Which is not to say that owning closed-end funds is mutually exclusive from owning individual stocks, only that there are important differences between the two.

Jack: Do you think that there has been a tendency among investment managers to emphasize short-term performance?

Whitney: To some degree, this is true. Money managers have to answer to stockholders and institutional clients, and no manager wants to have to explain why he or she didn’t do something that they could have done. As a result, many professional investors have hopped on the momentum bandwagon to pacify and preserve their client base, even if they may not think it’s the right move over the long term.

Chuck: I agree. The dream of high performance with little or no consideration of risk has affected almost everyone to a certain extent, so it’s understandable that some professional investors would capitulate to the trend. We’re looking like the turtles in this race because we continue to pick stocks the way we always have. Fortunately, we have very experienced managers and a solid base of informed investors in our open-and closed-end funds, as well as in our institutional business.

Jack: Chuck, when you began to manage Pennsylvania Mutual Fund in the early ‘70s, you weren’t wed to a particular asset class or investment style—you simply bought the stocks of companies that satisfied your own risk-averse criteria. Did the increasing professionalization and popularity of money management in the ‘90s have a negative effect by limiting managers to style and asset categories too rigidly? How valid are the lines that many of us draw between value and growth?

16 | The Royce Funds Annual Report 1999

Chuck: I think it has had an unintended limiting effect, but more in terms of investment style than asset class. Many companies that we look at don’t fit the classic, Ben Graham-style value mold, but they probably wouldn’t be classified as growth companies, either. We try to buy cheap companies that we believe have the potential to grow, but we also pay close attention to risk factors that should give us protection against the downside. I don’t really like being considered a straight-out value investor. I want to be known as a very good investor in the small-cap world, one who takes into account both risk and reward. Whether small-cap growth is doing better than value, or vice-versa, is not something that affects our day-to-day work.

Jack: Has the delineation of asset classes and investment styles created too much emphasis on relative performance and not enough on absolute?

Whitney: Unfortunately, there’s no question that relative performance is the name of the game today. We’ve often said that you can’t eat from the table of relative performance, but many investors think that a fund’s investment objective is to be the top performer in its asset class every single quarter. We think our job as active managers is to deliver above-average absolute returns, adjusted for both risk and inflation. We try to accomplish this over long-term periods, usually three or more years. It’s unreasonable to expect a manager to outperform in every short-term performance period. It’s a nice idea, and we’re certainly proud of our relative performance achievements, but that’s not our goal. Short-term returns are only important insofar as they contribute to the goal of building strong absolute returns over the long term.

I want to be known as a very good investor in the small-cap world, one who takes into account both risk and reward. Whether small-cap growth is doing better than value, or vice-versa, is not something that affects our day-to-day work.

Jack: Is it old-fashioned to talk about absolute performance when so many investors own funds in different classes with different styles and are generally just looking at the top performers in the most recent period and making their picks that way?

Chuck: It’s true that many people tend to invest by looking in the rearview mirror—they want yesterday’s stellar returns today and in the future. Since this is essentially impossible, we think that investors should look instead at a fund’s long-term returns and how they were achieved. They should also learn about a manager’s methodology, philosophy and risk tolerance. Unfortunately, the typical investor presumes that what worked in the last few years will work in the next few. I certainly couldn’t have predicted in 1998 how the Funds would perform in 1999. I’m sure that this year will have its own surprises. This takes us back to the importance of staying true to our approach over the long haul.

17 | The Royce Funds Annual Report 1999

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce Closed-End Funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ custodian, State Street Bank and Trust Company, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if State Street is properly notified.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through State Street on a monthly basis, and to deposit certificates representing your Fund shares with State Street for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2000.

How do the plans work for registered stockholders?

State Street maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by State Street in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to State Street to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, State Street will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from State Street. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston, MA 02110, telephone (800) 426-5523.

18 | The Royce Funds Annual Report 1999

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION

FIRM UPDATES

We are pleased to report that we began the new year with no Y2K-related problems in our internal computer systems.

[GRAPHIC: Computer display "The Royce Funds"]

NEW @ www.roycefunds.com

We completed the redesign of our website in November, with a new look for our homepage and improved navigation. Please e-mail us at funds@roycenet.com and let us know what you think.

This Annual Report is available on our website in both PDF (Portable Document Format) for easy printing and HTML format for easy online reading.

AUTHORIZED SHARE TRANSACTIONS

Each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may repurchase up to 300,000 shares of its common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2000. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offering are within each Board’s discretion.

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions and participation in primary subscriptions of any rights offerings. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. Historical market trends are not necessarily indicative of future market movements. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Standard deviation is a statistical measure within which a fund’s total returns have varied over time.
The greater the standard deviation, the greater a fund’s volatility.

The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Wilshire Small-Cap Value, NASDAQ Composite, Dow Jones Industrial Average, S&P 500 and S&P 600 SmallCap are unmanaged indices of domestic common stocks. The Royce Funds is a service mark of The Royce Funds.

19 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

COMMON STOCKS—85.3%	SHARES	VALUE

Consumer Products—7.6%
Apparel and Shoes—1.8%
Garan	96,900	$ 2,773,763
K-Swiss Cl. A	82,700	1,536,411
North Face (The)*	451,100	1,832,594
Oshkosh B'Gosh Cl. A	114,300	2,407,444
Timberland Company Cl. A*	900	47,587
Weyco Group	159,400	4,094,588

		12,692,387

Collectibles—0.4%
Action Performance*	2,000	23,000
Department 56*	51,200	1,158,400
Enesco Group	176,700	1,954,744

		3,136,144

Food/Beverage/Tobacco—0.6%
Celestial Seasonings*	40,000	744,375
800 JR Cigar*	172,400	1,497,725
Hershey Creamery	583	1,224,300
J & J Snack Foods*	5,000	102,500
Tootsie Roll Industries	13,000	428,187

		3,997,087

Home Furnishing/Appliances—1.2%
Bassett Furniture Industries	194,187	3,106,992
Burnham Corporation Cl. A	46,956	1,666,938
Burnham Corporation Cl. B	18,000	639,000
Conso International*	174,175	1,502,259
La-Z-Boy	28,200	474,113
Lifetime Hoan	238,992	1,254,708

		8,644,010

Publishing—0.6%
Gibson Greetings*	173,400	1,555,181
Marvel Enterprises*	383,200	2,107,600
Reader's Digest Association (The) Cl. A	5,000	146,250
Scholastic*	1,200	74,625

		3,883,656

Sports and Recreation—1.3%
Johnson Worldwide Associates Cl. A*	251,800	1,786,206
Lund International Holdings*	153,600	902,400
Oakley*	362,200	2,014,737
++RockShox*	1,060,400	1,855,700
Sturm, Ruger & Co.	298,800	2,651,850

		9,210,893

Other Consumer Products—1.7%
Lazare Kaplan International*	190,100	1,544,563
Matthews International Cl. A	115,200	3,168,000
Starrett (L. S.) Company Cl. A	75,400	1,691,787
Velcro Industries	497,500	6,001,094

		12,405,444

		53,969,621

Consumer Services—2.9%
Leisure/Entertainment—0.1%
Anchor Gaming*	1,000	43,438
Linea Aerea Nacional Chile ADR+	10,000	75,625
Seattle FilmWorks*	237,287	659,954

		779,017

Restaurants/Lodgings—0.6%
Buffets*	443,435	4,434,350
Papa John's International*	5,000	130,312

		4,564,662

Retail Stores—2.2%
Abercrombie & Fitch Cl. A*	2,000	53,375
Charming Shoppes*	881,900	5,842,587
Claire's Stores	70,200	1,570,725
Consolidated Stores*	10,000	162,500
Family Dollar Stores	4,700	76,669
Mikasa	168,900	1,699,556
Pier 1 Imports	52,500	334,688
Sunglass Hut International*	226,800	2,551,500
Suzy Shier	248,000	944,926
Urban Outfitters*	79,300	2,309,612

		15,546,138

		20,889,817

Financial Intermediaries—7.8%
Banking—1.4%
Argonaut Group	34,800	691,650
BOK Financial*	41,509	838,612
Boston Private Financial Holdings*	10,000	85,000
First National Bank of Anchorage	2,100	2,018,100
Fulton Financial	17,146	308,628
HomeFed*	429,990	376,241
Mechanics Bank	200	2,600,000
National Bancorp of Alaska	73,880	2,073,258
Oriental Financial Group	58,000	1,279,625

		10,271,114

Closed End Funds—0.1%
Baker, Fentress & Co.	45,000	638,438

Insurance—6.2%
Baldwin & Lyons Cl. B	126,000	2,787,750
CNA Surety	20,000	260,000
Capitol Transamerica	106,415	1,070,801
Chicago Title	37,015	1,711,944
Commerce Group	54,318	1,419,058
Erie Indemnity Company Cl. A	17,000	550,375
Highlands Insurance Group*	236,800	2,249,600
Independence Holding	58,164	668,886
Leucadia National	4,500	104,062
Markel*	2,200	341,000

20 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

SHARES	VALUE

Financial Intermediaries (continued)
Insurance—(continued)
Medical Assurance*	188,068	$ 3,984,691
Mutual Risk Management	246,900	4,151,006
NYMAGIC	47,700	629,044
Nobel Insurance*	121,500	30,375
Old Republic International	73,700	1,004,162
PMA Capital Cl. A	214,200	4,257,225
PXRE Group	298,151	3,875,963
RLI	41,162	1,399,508
Trenwick Group	245,950	4,165,778
Wesco Financial	11,990	2,937,550
Zenith National Insurance	206,700	4,263,188
White Mountains Insurance Group	22,200	2,675,100

		44,537,066

Securities Brokers—0.1%
Raymond James Financial	7,500	140,156

		55,586,774

Financial Services—7.2%
Information and Processing—1.6%
BARRA*	58,800	1,866,900
Duff & Phelps Credit Rating	60,200	5,354,038
Fair, Isaac and Co.	71,600	3,794,800

		11,015,738

Insurance Brokers—2.6%
Blanch (E.W.) Holdings	42,600	2,609,250
Clark/Bardes Holdings*	80,900	1,162,937
Crawford & Co. Cl. A	327,350	3,723,606
Crawford & Co. Cl. B	75,300	1,025,963
Gallagher (Arthur J.) & Co.	101,900	6,598,025
Hilb, Rogal & Hamilton	112,675	3,183,069

		18,302,850

Investment Management—3.0%
Affiliated Managers Group*	107,800	4,359,162
Alliance Capital Management Holding L.P.	107,200	3,209,300
Eaton Vance	97,100	3,689,800
Federated Investors Cl. B	10,000	200,625
John Nuveen Company Cl. A	41,400	1,492,987
Lexington Global Asset Managers*	21,100	51,431
Nvest LP	198,300	3,148,013
PIMCO Advisors Holdings LP	42,740	1,610,764
Phoenix Investment Partners	202,700	1,646,937
Pioneer Group (The)*	103,600	1,631,700
SEI Investments	2,000	238,031
U.S. Global Investors Cl. A*	249,205	373,808

		21,652,558

		50,971,146

Health—4.1%
Commercial Services—1.2%
IDEXX Laboratories*	20,000	322,500
PAREXEL International*	320,200	3,782,362
Quintiles Transnational*	61,600	1,151,150
Schein (Henry)*	239,000	3,181,688
Young Innovations*	49,700	729,969

		9,167,669

Drugs and Biotech—1.5%
Affymetrix*	15,000	2,545,312
Biogen*	4,000	338,000
BioReliance*	61,000	348,844
Cerus Corporation*	26,800	710,200
Dura Pharmaceuticals*	6,200	86,413
Genzyme Corporation--General Division*	40,000	1,800,000
Genzyme Corporation--Tissue Repair*	15,300	43,987
Genzyme Corporation--Molecular Oncology*	4,322	30,254
Genzyme Corporation--Surgical Products*	7,160	41,618
IDEC Pharmaceuticals*	30,000	2,947,500
Incyte Pharmaceuticals*	13,000	780,000
Liposome Company (The)*	5,000	61,016
Millennium Pharmaceuticals*	5,000	610,000
Shire Pharmaceuticals Group ADR+*	20,853	607,344

		10,950,488

Consumer Health Services—0.1%
Invacare	17,000	341,063

Personal Care—0.1%
Chattem*	5,000	95,000

Surgical Products and Devices—1.2%
Arrow International	98,700	2,862,300
Biomet	5,000	200,000
Haemonetics*	208,200	4,957,762
NMT Medical*	150,600	432,975
PE Corporation--PE Biosystems Group	2,000	240,625
PE Corporation--Celera Genomics Group*	500	74,500

		8,768,162

		29,322,382

Industrial Products—13.8%
Building Systems and Components—3.5%
Decker Manufacturing	6,022	319,166
Falcon Products	349,400	3,013,575
Fleetwood Enterprises	20,000	412,500

21 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

SHARES	VALUE

Industrial Products (continued)
Building Systems and Components—(continued)
International Aluminum	51,700	$ 1,214,950
Juno Lighting	19,008	197,208
Kimball International Cl. B	168,580	2,781,570
Mueller (Paul)	53,200	1,536,150
Preformed Line Products Company	127,600	2,105,400
Simpson Manufacturing*	126,700	5,543,125
Skyline	123,400	2,899,900
Thor Industries	159,950	4,868,478

		24,892,022

Construction Materials—2.0%
Ameron International	13,000	514,312
Ash Grove Cement Company Cl. B	50,518	5,051,800
Florida Rock Industries	148,000	5,096,750
Puerto Rican Cement	98,300	3,342,200

		14,005,062

Industrial Components—0.1%
Woodhead Industries	45,400	527,775

Industrial OEM—0.1%
Ionics*	5,000	140,625

Machinery—1.6%
Atchison Casting*	58,600	534,725
Federal Signal	114,900	1,845,581
Hurco Companies*	5,000	17,500
Lincoln Electric Holdings	243,580	5,023,838
Nordson	41,100	1,983,075
Oshkosh Truck	59,100	1,732,369
PAXAR*	40,000	337,500
Tecumseh Products Company Cl. A	3,300	155,719

		11,630,307

Paper and Packaging—1.1%
CLARCOR	4,550	81,900
Liqui-Box	59,978	2,968,911
PalEx*	250,800	1,755,600
Peak International*	44,500	456,125
Shorewood Packaging*	134,850	2,553,722

		7,816,258

Pumps, Valves and Bearings—1.4%
ConBraCo Industries	7,630	3,891,300
Denison International ADR+*	88,400	906,100
Kaydon Corporation	159,100	4,265,869
Robroy Industries Cl. A	40,523	283,661
Sun Hydraulics	87,450	568,425

		9,915,355

Specialty Chemicals and Materials—2.5%
Aceto	60,010	660,110
Brady (W.H.) Cl. A	121,100	4,109,831
Calgon Carbon	10,000	59,375
Chemfab*	133,219	2,081,547
Hawkins Chemical	301,278	2,617,353
Lilly Industries Cl. A	414,283	5,566,928
MacDermid	72,331	2,970,092

		18,065,236

Textiles—0.9%
Delta Woodside Industries	125,400	235,125
Fab Industries	175,500	1,897,594
++Thomaston Mills Cl. A*	327,800	491,700
Unifi*	319,800	3,937,537
Wellman	15,000	279,375

		6,841,331

Other Industrial Products—0.6%
BHA Group Holdings	123,209	970,271
Baldor Electric	27,000	489,375
Landauer	112,900	2,469,688
Myers Industries	34,862	549,076

		4,478,410

		98,312,381

Industrial Services—12.7%
Advertising/Publishing—0.7%
Grey Advertising	4,817	1,926,800
True North Communications	63,000	2,815,313

		4,742,113

Commercial Services—3.2%
CDI*	100,000	2,412,500
Carlisle Holdings*	251,100	3,013,200
Catalina Marketing*	5,000	578,750
Cornell Corrections*	80,400	673,350
Fisher Companies	16,096	993,928
Interim Services*	223,000	5,519,250
Korn/Ferry International*	53,700	1,953,337
Marketing Specialists*	124,900	468,375
Modis Professional Services*	324,700	4,626,975
Olsten	86,600	979,662
++Open Plan Systems*	354,300	708,600
Shared Medical Systems	21,900	1,115,531

		23,043,458

Engineering and Construction—1.9%
Danaher	14,396	694,607
McDermott International	11,000	99,688
Morrison Knudsen*	494,100	3,860,156
Sevenson Environmental Services	265,720	2,557,555
Stone & Webster	218,500	3,673,531

22 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

SHARES	VALUE

Industrial Services (continued)
Engineering and Construction (continued)
Todd Shipyards*	39,200	$ 308,700
Willbros Group*	483,700	2,237,112

		13,431,349

Food/Tobacco Processors—1.0%
DIMON	253,600	824,200
Farmer Bros.	26,000	4,134,000
Midwest Grain Products*	231,800	1,709,525
Seaboard	3,750	728,438

		7,396,163

Industrial Distribution—0.5%
Central Steel & Wire	3,699	2,256,390
Ritchie Bros. Auctioneers*	40,900	1,134,975
TBC*	21,300	133,125

		3,524,490

Printing—1.3%
Bowne & Co.	122,200	1,649,700
Ennis Business Forms	302,100	2,341,275
New England Business Service	86,000	2,101,625
Standard Register (The)	163,200	3,162,000

		9,254,600

Transportation and Logistics—4.1%
Air Express International	152,268	4,920,160
AirNet Systems*	240,200	1,711,425
Arnold Industries	418,348	5,883,019
C. H. Robinson Worldwide	5,000	198,750
Circle International Group	266,725	5,934,631
Eagle USA Airfreight*	20,000	862,500
Fritz Companies*	56,000	588,000
Frozen Food Express Industries	220,670	855,096
Hub Group Cl. A*	107,000	2,140,000
Kenan Transport	63,300	2,005,819
Pittston BAX Group	285,300	3,031,313
Ryanair Holdings ADR+*	22,000	1,212,750

		29,343,463

		90,735,636

Natural Resources—5.1%
Energy Services—1.7%
Carbo Ceramics	148,100	3,239,687
Global Industries*	108,100	932,363
Helmerich & Payne	149,800	3,267,512
Input/Output*	343,100	1,736,944
Nabors Industries*	26,000	804,375
++Peerless Mfg.	79,300	1,030,900
Tidewater	28,000	1,008,000
Valley National Gases*	30,100	95,944

		12,115,725

Gold—0.1%
MK Gold*	517,900	485,531

Oil and Gas—2.8%
Barrett Resources*	185,700	5,466,544
Tom Brown*	103,000	1,377,625
Denbury Resources*	1,173,500	5,060,719
Devon Energy	79,200	2,603,700
Forest Oil*	2,000	26,375
PetroCorp*	121,900	708,544
Renaissance Energy*	36,400	365,639
Titan Exploration*	682,500	3,711,094
Toreador Royalty*	97,100	424,813

		19,745,053

Real Estate—0.5%
Alico	52,000	871,000
Consolidated-Tomoka Land	13,564	172,941
FRP Properties*	119,900	2,817,650

		3,861,591

		36,207,900

Technology—19.2%
Aerospace/Defense—1.5%
Curtiss-Wright	121,900	4,495,063
Special Metals*	676,300	2,155,706
Woodward Governor	138,600	3,811,500

		10,462,269

Components and Systems—4.0%
American Power Conversion*	10,000	263,750
Coherent*	80,900	2,164,075
Dionex*	101,000	4,159,937
Ezenia!*	166,100	1,318,419
IFR Systems*	9,133	91,901
Imation Corporation*	50,000	1,678,125
Keithley Instruments	2,600	52,975
Logitech International ADR+*	1,000	27,562
National Instruments*	72,600	2,776,950
Newport	65,400	2,992,050
PCD*	124,600	841,050
Penn Engineering & Manufacturing	153,600	3,552,000
Penn Engineering & Manufacturing Cl. A	39,800	840,775
Perceptron*	242,100	968,400
PerkinElmer	1,000	41,687
Rainbow Technologies*	32,800	762,600
SAES Getters ADR+	5,000	30,000
Scitex*	307,100	4,472,144
Vicor*	5,000	202,500
Zebra Technologies Cl. A*	25,000	1,462,500

		28,699,400

23 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

SHARES	VALUE

Technology (continued)
Distribution—1.5%
Arrow Electronics*	37,500	$ 951,562
Avnet	81,659	4,940,370
Daisytek International*	65,300	1,522,306
Pioneer-Standard Electronics	123,925	1,789,167
Richardson Electronics	195,600	1,467,000

		10,670,405

Semiconductors and Equipment—4.0%
BE Semiconductor Industries*	112,500	1,518,750
Credence Systems*	15,300	1,323,450
Cymer*	29,000	1,334,000
Dallas Semiconductor	46,100	2,970,569
DuPont Photomasks*	35,000	1,688,750
Electroglas*	178,400	4,526,900
Etec Systems*	5,000	224,375
Exar*	75,100	4,421,512
Helix Technology	50,700	2,271,994
Intevac*	198,050	693,175
Kulicke & Soffa Industries*	30,400	1,293,900
Lam Research*	13,000	1,450,313
Micrel*	30,000	1,708,125
Novellus Systems*	4,000	490,125
Varian Semiconductor Equipment Associates*	55,000	1,870,000
Veeco Instruments*	5,400	252,788

		28,038,726

Software/Services—7.4%
ANSYS*	95,100	1,046,100
Aspect Development*	35,000	2,397,500
Aspen Technology*	54,400	1,438,200
Autodesk	82,100	2,770,875
Avant!*	46,000	690,000
Benchmark Electronics*	26,000	596,375
Business Objects ADR+*	12,000	1,603,500
CIBER*	117,100	3,220,250
Cognex*	93,700	3,654,300
Comdisco	75,500	2,812,375
Documentum*	5,000	299,375
FileNet*	10,000	255,000
Harbinger*	36,500	1,161,156
IMRglobal Corporation*	118,000	1,482,375
Integral Systems*	117,800	5,197,925
Integrated Systems*	5,000	167,813
i2 Technologies*	10,000	1,950,000
JDA Software Group*	194,500	3,184,937
Kronos*	19,600	1,176,000
MSC.Software*	128,800	1,304,100
Macromedia*	3,000	219,375
Manugistics Group*	20,000	646,250
MicroStrategy Cl. A*	10,000	2,100,000
National Computer Systems	176,000	6,622,000
Pegasystems*	45,000	506,250
Phoenix Technologies*	4,700	74,319
QRS Corporation*	7,500	787,500
Radiant Systems*	15,000	602,812
Remedy*	10,600	502,175
Siebel Systems*	4,000	336,000
Sterling Commerce*	50,000	1,703,125
Structural Dynamics Research*	141,200	1,800,300
Sybase*	5,000	85,000
Tecnomatix Technologies*	10,000	287,500
Wind River Systems*	7,500	274,687

		52,955,449

Telecommunication—0.8%
Davel Communications Group	65,000	308,750
FirstWorld Communications (Warrants)	4,239	423,900
Level 3 Communications*	2,200	180,125
Plantronics*	28,100	2,010,906
REMEC*	83,200	2,121,600
++Technical Communications*	106,700	626,863
Visual Networks*	1,000	79,250

		5,751,394

		136,577,643

Miscellaneous—4.9%		35,231,851

TOTAL COMMON STOCKS
(Cost $461,224,237)		607,805,151

PREFERRED STOCKS—0.6%
Pioneer-Standard Electronics 6.75% Conv.	80,000	4,160,000
SVB Capital I 8.25%	20,000	368,750

TOTAL PREFERRED STOCKS
(Cost $4,315,000)		4,528,750

24 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

	PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS—1.9%
Charming Shoppes 7.50% Conv. Sub. Note due 7/15/06	$ 3,694,000	$ 3,767,880
Dixie Group 7.00% Conv. Sub. Deb. due 5/15/12	728,000	521,430
FirstWorld Communications 0% (Step)** Sr. Note due 4/15/08	6,700,000	3,685,000
MSC.Software 7.875% Conv. Sub. Deb. due 8/18/04	2,765,000	2,419,375
Richardson Electronics 8.25% Conv. Sub. Deb. due 6/15/06	2,049,000	1,639,200
Richardson Electronics 7.25% Conv. Sub. Deb. due 12/15/06	1,319,000	989,250
Sunglass Hut International 5.25% Conv. Sub. Note due 6/15/03	500,000	408,125
Tops Appliance City 6.50% Conv. Sub. Deb. due 11/30/03	1,000,000	380,000

TOTAL CORPORATE BONDS
(Cost $13,898,190)		13,810,260

U. S. TREASURY OBLIGATIONS—10.7%
U.S. Treasury Notes
4.875%, due 3/31/01	55,000,000	54,149,150
6.25%, due 8/31/02	10,000,000	9,984,400
4.75%, due 2/15/04	13,000,000	12,262,640

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $77,731,405)		76,396,190

REPURCHASE AGREEMENT—1.2%
State Street Bank & Trust Company 2.50% dated 12/31/99, due 1/3/00, maturity value $8,532,777 (collateralized by U.S. Treasury Bonds, 7.25%--8.50% due 5/15/16--2/15/20, valued at $8,707,175) (Cost $8,531,000)		8,531,000

TOTAL INVESTMENTS—99.7%
(Cost $565,699,832)		711,071,351
CASH AND OTHER ASSETS LESS LIABILITIES—0.3%		1,857,078

NET ASSETS—100.0%		$712,928,429

* Non-income producing.

+ American Depository Receipt.

++ At December 31, 1999, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

** Coupon rate of 0% to 4/2003; thereafter 13%.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $568,478,231. At December 31, 1999, net unrealized appreciation for all securities was $142,593,120, consisting of aggregate gross unrealized appreciation of $200,813,807 and aggregate gross unrealized depreciation of $58,220,687. The Fund designated $41,325,401 as a capital gain dividend for the purpose of its dividend paid deduction.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

25 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 1999

ASSETS:
Investments at value (identified cost $557,168,832)	$702,540,351
Repurchase agreement (at cost and value)	8,531,000
Cash	161,537
Receivable for investments sold	2,102,335
Receivable for dividends and interest	2,190,974
Prepaid expenses	24,689

Total Assets	715,550,886

LIABILITIES:
Payable for investments purchased	1,650,189
Payable for investment advisory fee	507,773
Preferred dividends accrued but not yet declared	266,223
Accrued expenses	198,272

Total Liabilities	2,622,457

Net Assets	$712,928,429

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	$160,000,000

Net Assets applicable to Common Stock (net asset value per share -- $15.77)	$552,928,429

SUMMARY OF STOCKHOLDERS' EQUITY:
7.80% Cumulative Preferred Stock-par value $0.001 per share; 2,400,000 shares outstanding	$ 2,400
7.30% Tax-Advantaged Cumulative Preferred Stock-par value $0.001 per share; 4,000,000 shares outstanding	4,000
Common Stock-par value $0.001 per share; 35,071,781 shares outstanding (150,000,000 shares authorized)	35,072
Additional paid-in capital	548,391,715
Undistributed net investment income	4,175,310
Accumulated net realized gain on investments	15,214,636
Net unrealized appreciation on investments	145,371,519
Preferred dividends accrued but not yet declared	(266,223)

Net Assets	$712,928,429

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 1999	Year ended December 31, 1998

INVESTMENT OPERATIONS:
Net investment income	$ 7,312,087	$ 5,725,999
Net realized gain on investments	61,397,109	53,554,124
Net change in unrealized appreciation on investments	(2,262,846)	(31,906,113)

Net increase in net assets from investment operations	66,446,350	27,374,010

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(1,338,166)	(944,176)
Net realized gain on investments	(10,641,834)	(8,134,436)
Preferred dividends accrued but not yet declared	—	(159,555)

Total distributions to Preferred Stockholders	(11,980,000)	(9,238,167)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(5,152,339)	(5,045,674)
Net realized gain on investments	(40,974,216)	(43,475,552)

Total distributions to Common Stockholders	(46,126,555)	(48,521,226)

CAPITAL STOCK TRANSACTIONS:
Conversion of Notes to Common Stock	—	26,814,113
Reinvestment of distributions to Common Stockholders	27,625,539	29,819,441
Net proceeds from issuance of Preferred Stock	—	96,484,000

Total capital stock transactions	27,625,539	153,117,554

NET INCREASE IN NET ASSETS	35,965,334	122,732,171
NET ASSETS:
Beginning of year	676,963,095	554,230,924

End of year (including undistributed net investment income
of $4,175,310 and $1,846,013, respectively)	$712,928,429	$676,963,095

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

26 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Income:
Dividends	$ 7,963,383
Interest	6,302,331

Total Income	14,265,714

Expenses:
Investment advisory fees	6,350,354
Administrative and office facilities expenses	306,685
Stockholder reports	264,069
Custodian and transfer agent fees	207,334
Directors' fees	77,133
Professional fees	69,240
Other expenses	122,530

Total Expenses	7,397,345
Fees Waived by Investment Adviser	(443,718)

Net Expenses	6,953,627

Net Investment Income	7,312,087

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	61,397,109
Net change in unrealized appreciation on investments	(2,262,846)

Net realized and unrealized gain on investments	59,134,263

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$66,446,350

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

27 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.
	Years ended December 31,

	1999	1998	1997	1996	1995

NET ASSET VALUE, BEGINNING OF PERIOD	$15.72	$16.91	$14.32	$13.56	$12.34

INVESTMENT OPERATIONS(a):
Net investment income	0.26	0.17	0.21	0.26	0.04
Net realized and unrealized gain on investments	1.65	0.67	3.85	1.92	2.70

Total investment operations	1.91	0.84	4.06	2.18	2.74

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.04)	(0.03)	(0.03)	(0.01)	—
Net realized gain on investments	(0.32)	(0.26)	(0.15)	(0.06)	—

Total distributions to Preferred Stockholders	(0.36)	(0.29)	(0.18)	(0.07)	—

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.15)	(0.16)	(0.19)	(0.15)	(0.03)
Net realized gain on investments	(1.22)	(1.38)	(1.02)	(1.00)	(1.26)

Total distributions to Common Stockholders	(1.37)	(1.54)	(1.21)	(1.15)	(1.29)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.13)	(0.09)	(0.08)	(0.11)	(0.11)
Effect of Preferred Stock offering or rights offerings	—	(0.11)	—	(0.09)	(0.12)

Total capital stock transactions	(0.13)	(0.20)	(0.08)	(0.20)	(0.23)

NET ASSET VALUE, END OF PERIOD(a)	$15.77	$15.72	$16.91	$14.32	$13.56

MARKET VALUE, END OF PERIOD	$13.063	$13.750	$15.063	$12.625	$11.875

TOTAL RETURN(b):
Net Asset Value(a)	11.7%	3.3%	27.5%	15.5%	22.6%
Market Value	5.7%	1.5%	28.8%	16.3%	20.5%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)	1.39%	1.31%	1.12%	1.28%	2.01%
Management fee expense	1.18%	1.10%	0.39%	0.39%	0.97%
Interest expense	—	—	0.45%	0.64%	0.75%
Other operating expenses	0.21%	0.21%	0.28%	0.25%	0.29%
Net investment income	1.47%	1.11%	1.53%	1.27%	0.34%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$712,928	$676,963	$554,231	$441,837	$338,970
Portfolio Turnover Rate	41%	43%	29%	34%	32%
PREFERRED STOCK:
Total shares outstanding	6,400,000	6,400,000	2,400,000	2,400,000	—
Asset coverage per share	$111.40	$105.78	$165.72	$120.46	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value per share:
7.80% Cumulative (e)	$24.98	$25.91	$25.70	$25.20	—
7.30% Tax-Advantaged Cumulative (e)	$24.24	$25.43	—	—	—
NOTES:
Total amount outstanding (in thousands)	—	—	$27,801	$40,000	$40,000
Asset coverage per note	—	—	$2,093.56	$1,201.51	$944.35
Average market value per note (e)	—	—	$107.69	$100.68	$96.92

(a) From June 21, 1995 through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed the Notes had been converted, the Net Asset Value per share would have been increased by $0.31, $0.17, and $0.09 at December 31, 1997, 1996 and 1995, respectively.

(b) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary subscriptions for rights offerings.

(c) Expense ratios based on total average net assets were 1.06%, 1.06%, 0.99%, 1.20% and 2.01% for the periods ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively.

(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.48%, 1.34%, 1.14%, 1.31% and 2.04% for the periods ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively.

(e) The average of month-end market values during the period.

28 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors Fees payable on or after July 1, 1999. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Distributions:

The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Investment Company Convertible Notes:

On February 5, 1998, the Fund redeemed $256,000 of Investment Company Convertible Notes ("Notes"), constituting all of the then outstanding Notes, at a price equal to 100% of the principal amount of each Note plus accrued unpaid interest to that date. Prior to February 5, 1998, the remainder of the Notes had been converted to Common Stock of the Fund. The Fund issued 2,091,425 shares of Common Stock upon conversion of Notes for the period ended December 31, 1998.

29 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

Capital Stock:

The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.

Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

The Fund issued 2,191,520 and 2,080,238 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 1999 and 1998, respectively.

Investment Advisory Agreement:

As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index ("S&P 600").

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the applicable performance period.

The performance period for each month will be from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60-month period ending with the most recent calendar month.

The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate during that period.

For the year ended December 31, 1999, the Fund accrued and paid Royce advisory fees totaling $5,906,636, which is net of $443,718 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:

For the year ended December 31, 1999, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $293,164,355 and $256,637,558, respectively.

30 | The Royce Funds Annual Report 1999

ROYCE VALUE TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

Transactions in Shares of Affiliated Companies:

An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 1999:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain/Loss	Dividend Income

Axiohm Transaction Solutions	5,000	$ 18,750	445,575	$3,511,667	$(3,376,304)	—
Open Plan Systems	209,300	$523,105	—	—	—	—
Peerless Mfg.	—	—	—	—	—	$39,650
RockShox	—	—	40,600	$ 215,500	$ (152,684)	—
Technical Communications	—	—	—	—	—	—
Thomaston Mills Cl.A	—	—	—	—	—	—

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Value Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods presented, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, PA

January 28, 2000

31 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

Common Stocks -- 77.7%
	SHARES	VALUE

Consumer Products—10.0%
Apparel and Shoes—2.4%
Garan	46,700	$ 1,336,788
**Kleinert's*	14,200	142,000
North Face (The)*	84,600	343,687
Oshkosh B'Gosh Cl. A	46,600	981,513
Weyco Group	68,400	1,757,025

		4,561,013

Collectibles—0.3%
Enesco Group	60,800	672,600

Food/Beverage/Tobacco—1.2%
800 JR Cigar*	133,300	1,158,044
++Smithfield Companies (The)	148,400	1,113,000

		2,271,044

Home Furnishing/Appliances—1.5%
Bassett Furniture Industries	7,900	126,400
Conso International*	197,800	1,706,025
Lifetime Hoan	116,254	610,333
Mity-Lite*	21,300	331,481

		2,774,239

Publishing—1.1%
Gibson Greetings*	51,600	462,788
Marvel Enterprises*	208,600	1,147,300
Topps Company (The)*	42,000	435,750

		2,045,838

Sports and Recreation—0.8%
Allen Organ Cl. B	6,600	250,800
Johnson Worldwide Associates Cl. A*	60,000	425,625
Lund International Holdings*	146,700	861,862

		1,538,287

Other Consumer Products—2.7%
Koala Corporation*	80,000	1,120,000
Lazare Kaplan International*	110,100	894,563
Matthews International Cl. A	81,000	2,227,500
Velcro Industries	81,500	983,094

		5,225,157

		19,088,178

Consumer Services—1.8%
Restaurants/Lodgings—0.3%
Pizza Inn	145,700	601,012

Retail Stores—1.5%
Bombay Company (The)*	46,600	209,700
Brookstone*	13,000	228,313
Cato Cl. A	47,500	599,687
Piercing Pagoda*	3,000	45,375
Stein Mart*	76,400	434,525
Suzy Shier	156,800	597,437
Urban Outfitters*	24,600	716,475

		2,831,512

		3,432,524

Financial Intermediaries—4.1%
Banking—0.3%
Iron & Glass Bancorp	8,580	197,340
Queen City Investments*	948	402,900

		600,240

Closed End Funds—0.3%
Central Fund of Canada Cl. A	140,000	586,250

Insurance—3.5%
Capitol Transamerica	75,965	764,398
Highlands Insurance Group*	84,700	804,650
Independence Holding	33,300	382,950
NYMAGIC	52,700	694,981
Navigators Group*	42,600	426,000
Nobel Insurance*	183,000	45,750
PICO Holdings*	16,900	208,081
PMA Capital Cl. A	56,609	1,125,104
PXRE Group	75,164	977,132
Philadelphia Consolidated Holding*	34,200	495,900
Wellington Underwriting	444,712	748,873

		6,673,819

		7,860,309

Financial Services—3.4%
Information and Processing—2.5%
BARRA*	58,250	1,849,438
Duff & Phelps Credit Rating	32,600	2,899,362

		4,748,800

Insurance Brokers—0.9%
Clark/Bardes Holdings*	46,200	664,125
CorVel*	10,000	235,000
Hilb, Rogal & Hamilton	30,300	855,975

		1,755,100

		6,503,900

Health—6.3%
Commercial Services—2.3%
Analysts International	15,000	187,500
ChiRex*	56,500	826,313
Healthworld Corporation*	35,000	726,250
ICON ADR+*	1,000	17,000
PAREXEL International*	144,400	1,705,725
Young Innovations*	65,900	967,906

		4,430,694

32 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

	SHARES	VALUE

Health (continued)
Drugs and Biotech—3.6%
Aurora Biosciences*	75,000	$ 1,987,500
BioReliance*	135,800	776,606
Celgene Corporation*	12,000	840,000
Cephalon*	40,000	1,382,500
Myriad Genetics*	10,000	460,000
Scotia Holdings*	80,000	167,991
ViroPharma*	28,000	1,036,000
Visible Genetics*	10,000	300,000

		6,950,597

Surgical Products and Devices—0.4%
Allied Healthcare Products*	97,200	230,850
NMT Medical*	126,900	364,837
Orthofix International*	12,000	171,750

		767,437

		12,148,728

Industrial Products—11.6%
Building Systems and Components—3.2%
Falcon Products	66,500	573,563
LSI Industries	25,900	560,087
Mueller (Paul)	16,650	480,769
Simpson Manufacturing*	46,100	2,016,875
Skyline	32,100	754,350
Thor Industries	55,200	1,680,150

		6,065,794

Construction Materials—3.3%
Ash Grove Cement Company	20,000	2,000,000
Florida Rock Industries	55,000	1,894,063
Monarch Cement	50,410	1,033,405
Puerto Rican Cement	38,200	1,298,800

		6,226,268

Industrial Components—0.5%
Herley Industries*	50,000	759,375
Woodhead Industries	10,000	116,250

		875,625

Machinery—0.2%
Oshkosh Truck	10,500	307,781

Paper and Packaging—0.6%
Liqui-Box	13,100	648,450
PalEx*	40,100	280,700
Tuscarora	23,000	278,875

		1,208,025

Pumps, Valves and Bearings—0.2%
NN Ball & Roller	65,500	474,875

Specialty Chemicals and Materials—2.0%
Aceto	58,421	642,631
CFC International*	23,200	152,250
Chemfab*	80,700	1,260,937
Hauser*	45,400	141,875
Hawkins Chemical	122,667	1,065,670
Synalloy	73,700	552,750

		3,816,113

Other Industrial Products—1.6%
BHA Group Holdings	126,915	999,456
Landauer	32,300	706,563
Myers Industries	52,459	826,229
Pioneer Metals*	1,570	596,600

		3,128,848

		22,103,329

Industrial Services—11.3%
Commercial Services—3.8%
Applied Analytical Industries*	103,400	943,525
++Business Resource Group*	315,000	1,673,437
Carlisle Holdings*	128,400	1,540,800
Cornell Corrections*	79,200	663,300
Exponent*	63,200	418,700
RCM Technologies*	62,300	1,074,675
RemedyTemp Cl. A*	44,000	836,000

		7,150,437

Engineering and Construction—1.6%
Sevenson Environmental Services	125,120	1,204,280
Stone & Webster	85,100	1,430,744
Willbros Group*	100,000	462,500

		3,097,524

Food/Tobacco Processors—1.3%
Farmer Bros.	4,000	636,000
Midwest Grain Products*	121,122	893,275
Seneca Foods Cl. A*	1,500	17,250
Seneca Foods Cl. B*	26,200	301,300
Standard Commercial	166,755	594,065

		2,441,890

Printing—1.2%
Ennis Business Forms	132,700	1,028,425
New England Business Service	45,300	1,107,019
Schawk	26,300	223,550

		2,358,994

33 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

	SHARES	VALUE

Industrial Services (continued)
Transportation and Logistics—3.4%
AirNet Systems*	194,300	$ 1,384,387
Circle International Group	62,100	1,381,725
Forward Air*	36,600	1,587,525
Kenan Transport	34,800	1,102,725
Knight Transportation*	12,500	214,063
Pittston BAX Group	81,200	862,750

		6,533,175

		21,582,020

Natural Resources—5.9%
Energy Services—2.4%
Carbo Ceramics	52,600	1,150,625
Dril-Quip*	30,600	929,475
GulfMark Offshore*	49,600	725,400
Input/Output*	170,600	863,662
Lufkin Industries	25,000	375,000
MarkWest Hydrocarbon*	32,600	211,900
Peerless Mfg.	21,600	280,800

		4,536,862

Gold—0.3%
MK Gold*	603,700	565,969

Oil and Gas—2.7%
Bonavista Petroleum*	105,000	1,185,660
Denbury Resources*	139,200	600,300
Evergreen Resources*	20,000	395,000
PetroCorp*	177,200	1,029,975
Titan Exploration*	350,500	1,905,844

		5,116,779
Real Estate—0.5%
FRP Properties*	27,700	650,950
Liberte Investors	103,300	355,094

		1,006,044

		11,225,654

Technology—18.3%
Aerospace/Defense—0.9%
Curtiss-Wright	35,000	1,290,625
Special Metals*	154,300	491,831

		1,782,456

Components and Systems—6.3%
Advanced Energy Industries*	14,600	719,050
Aladdin Knowledge Systems*	27,300	464,100
CEM*	84,800	911,600
Coherent*	45,000	1,203,750
MOCON	50,200	301,200
Newport	28,100	1,285,575
PCD*	76,100	513,675
Penn Engineering & Manufacturing	39,700	918,063
Penn Engineering & Manufacturing Cl. A	15,400	325,325
Perceptron*	152,100	608,400
Performance Technologies*	56,250	977,344
Printronix*	20,000	455,000
Rainbow Technologies*	68,700	1,597,275
SBS Technologies*	25,300	923,450
TSI	30,000	352,500
TransAct Technologies*	68,200	515,762

		12,072,069

Distribution—1.0%
Kent Electronics*	30,100	684,775
Richardson Electronics	158,500	1,188,750

		1,873,525

Semiconductors and Equipment—2.0%
Aetrium*	10,000	65,938
Align-Rite International*	40,000	877,500
Electroglas*	49,900	1,266,212
Exar*	14,800	871,350
Helix Technology	9,500	425,719
Intevac*	111,450	390,075

		3,896,794

Software/Services—6.5%
CCC Information Services Group*	46,300	792,888
CSP*	58,581	446,680
Integral Systems*	32,600	1,438,475
JDA Software Group*	83,600	1,368,950
Kronos*	51,000	3,060,000
MSC.Software*	113,100	1,145,138
Mastech Corporation*	64,800	1,603,800
New Horizons Worldwide*	92,600	1,099,625
SPSS*	32,700	825,675
Tyler Technologies*	97,300	535,150

		12,316,381

Telecommunication—1.6%
Globecomm Systems*	30,000	757,500
REMEC*	63,600	1,621,800
Vertex Communications*	30,000	615,000

		2,994,300

		34,935,525

Utilities—0.2%
EnergySouth	22,900	475,175

Miscellaneous—4.8%		9,274,204

TOTAL COMMON STOCKS
(Cost $107,983,960)		148,629,546

PREFERRED STOCK—0.3%
Seneca Foods Conv.*
(Cost $623,500)	51,250	589,375

34 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

	PRINCIPAL AMOUNT	VALUE

CORPORATE BOND—0.3%
MSC.Software 7.875% Conv.
Sub. Deb. due 8/18/04
(Cost $593,250)	$ 700,000	$ 612,500

U.S. TREASURY OBLIGATIONS—17.6%
U.S. Treasury Notes
6.25%, due 8/31/00	5,000,000	5,007,800
4.875%, due 3/31/01	14,000,000	13,783,420
6.25%, due 8/31/02	5,000,000	4,992,200
6.00%, due 8/15/04	10,000,000	9,843,700

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $33,991,172)		33,627,120

VALUE

REPURCHASE AGREEMENT—4.4%
State Street Bank & Trust Company,
2.50% dated 12/31/99, due 1/3/00
maturity value $8,469,764
(collateralized by U.S. Treasury Bonds,
6.00%—7.25%, due 5/15/16—2/15/26,
valued at $8,639,188) (Cost $8,468,000)	$ 8,468,000

TOTAL INVESTMENTS—100.3% (Cost $151,659,882)	191,926,541
LIABILITIES LESS CASH AND OTHER ASSETS—(0.3%)	(657,670)

NET ASSETS—100.0%	$191,268,871

* Non-income producing.

** A security for which market quotations are no longer readily available represents 0.07% of net assets. This security has been valued at its fair value under procedures established by the Fund's Board of Directors.

+ American Depository Receipt.

++ At December 31, 1999, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as the term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $151,920,032. At December 31, 1999, net unrealized appreciation for all securities was $40,006,509, consisting of aggregate gross unrealized appreciation of $48,066,683 and aggregate gross unrealized depreciation of $8,060,174. The Fund designated $4,273,110 as a capital gain dividend for the purpose of its dividend paid deduction.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

35 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 1999

ASSETS:
Investments at value (identified cost $143,191,882)	$183,458,541
Repurchase agreement (at cost and value)	8,468,000
Receivable for investments sold	886,265
Receivable for dividends and interest	744,626
Prepaid expenses	6,460

Total Assets	193,563,892

LIABILITIES:
Payable for investments purchased	2,029,519
Payable for investment advisory fee	105,386
Preferred dividends accrued but not yet declared	68,889
Accrued expenses	91,227

Total Liabilities	2,295,021

Net Assets	$191,268,871

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	$ 40,000,000

Net Assets applicable to Common Stock (net asset value per share—$11.00)	$151,268,871

SUMMARY OF STOCKHOLDERS' EQUITY:
7.75% Cumulative Preferred Stock--par value $0.001 per share; 1,600,000 shares outstanding	$1,600
Common Stock--par value $0.001 per share; 13,755,988 shares outstanding (150,000,000 shares authorized)	13,756
Additional paid-in capital	141,768,425
Undistributed net investment income	260,595
Accumulated net realized gain on investments and foreign currency	9,026,725
Net unrealized appreciation on investments and foreign currency	40,266,659
Preferred dividends accrued but not yet declared	(68,889)

Net Assets	$191,268,871

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 1999	Year ended December 31, 1998

INVESTMENT OPERATIONS:
Net investment income	$ 1,592,653	$ 1,720,215
Net realized gain on investments and foreign currency	10,265,741	5,532,509
Net change in unrealized appreciation on investments and foreign currency	8,091,588	(10,118,947)

Net increase (decrease) in net assets from investment operations	19,949,982	(2,866,223)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(707,110)	(758,880)
Net realized gain on investments and foreign currency	(2,392,890)	(2,341,120)

Total distributions to Preferred Stockholders	(3,100,000)	(3,100,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(834,803)	(932,213)
Net realized gain on investments and foreign currency	(2,800,617)	(2,875,417)

Total distributions to Common Stockholders	(3,635,420)	(3,807,630)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	2,559,108	2,907,409

NET INCREASE (DECREASE) IN NET ASSETS	15,773,670	(6,866,444)
NET ASSETS:
Beginning of year	175,495,201	182,361,645

End of year (including undistributed net investment income of $260,595 and $209,855, respectively)	$191,268,871	$175,495,201

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

36 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
PageIncome:
Dividends	$ 1,279,590
Interest	2,001,276

Total Income	3,280,866

Expenses:
Investment advisory fees	1,437,600
Custodian and transfer agent fees	103,216
Stockholder reports	86,345
Administration fees	85,611
Administrative and office facilities expenses	81,022
Professional fees	36,072
Directors' fees	34,230
Other expenses	50,692

Total Expenses	1,914,788
Fees Waived by Investment Adviser	(226,575)

Net Expenses	1,688,213

Net Investment Income	1,592,653

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments and foreign currency	10,265,741
Net change in unrealized appreciation on investments and foreign currency	8,091,588

Net realized and unrealized gain on investments and foreign currency	18,357,329

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$19,949,982

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

37 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	Years ended December 31,

	1999	1998	1997	1996	1995

NET ASSET VALUE, BEGINNING OF PERIOD	$10.06	$10.84	$9.38	$8.89	$7.58

INVESTMENT OPERATIONS:
Net investment income	0.12	0.13	0.17	0.09	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.35	(0.36)	2.61	1.32	1.69

Total investment operations	1.47	(0.23)	2.78	1.41	1.71

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.05)	(0.06)	(0.02)	—	—
Net realized gain on investments and foreign currency	(0.18)	(0.18)	(0.12)	—	—

Total distributions to Preferred Stockholders	(0.23)	(0.24)	(0.14)	—	—

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.06)	(0.07)	(0.16)	(0.10)	(0.02)
Net realized gain on investments and foreign currency	(0.21)	(0.22)	(0.84)	(0.70)	(0.34)

Total distributions to Common Stockholders	(0.27)	(0.29)	(1.00)	(0.80)	(0.36)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.02)	(0.06)	(0.12)	(0.04)
Effect of Preferred Stock offering	—	—	(0.12)	—	—

Total capital stock transactions	(0.03)	(0.02)	(0.18)	(0.12)	(0.04)

NET ASSET VALUE, END OF PERIOD	$11.00	$10.06	$10.84	$9.38	$8.89

MARKET VALUE, END OF PERIOD	$9.00	$8.875	$10.125	$8.25	$8.00

TOTAL RETURN(a):
Net Asset Value	12.7%	(4.1)%	27.1%	16.6%	22.9%
Market Value	4.5%	(9.4)%	35.0%	13.9%	19.8%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.27%	1.18%	0.83%	0.85%	1.36%
Management fee expense	0.91%	0.80%	0.40%	0.47%	0.77%
Other operating expenses	0.36%	0.38%	0.43%	0.38%	0.59%
Net investment income	1.20%	1.21%	1.77%	0.88%	0.26%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$191,269	$175,495	$182,362	$113,953	$100,065
Portfolio Turnover Rate	49%	44%	34%	51%	51%
PREFERRED STOCK:
Total shares outstanding	1,600,000	1,600,000	1,600,000	—	—
Asset coverage per share	$119.54	$109.68	$113.98	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—
Average market value per share (d)	$24.67	$25.40	$25.56	—	—

(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.

(b) Expense ratios based on total average net assets were 0.98%, 0.92%, 0.72% , 0.85% and 1.36% for the periods ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively.

(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.44% and 1.24% for the periods ended December 31, 1999 and 1998, respectively.

(d) The average of month-end market values during the period.

38 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

Royce Micro-Cap Trust, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Foreign Currency:

The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, as a result of changes in the exchange rates.

Investment Transactions and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors Fees payable on or after July 1, 1999. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Distributions:

Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued inter-est). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

39 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

Capital Stock:

The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.

The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

The Fund issued 291,429 and 334,780 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 1999 and 1998, respectively.

Investment Advisory Agreement:

As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a basic fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000 for certain prescribed performance periods, as described below.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month was from January 1, 1997 to the most recent month-end, until the Investment Advisory Agreement had been in effect for 36 full calendar months, when the performance period became a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the Russell 2000 exceeded the investment performance of the Fund by 12 or more percentage points for the performance period.

Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate.

For the year ended December 31, 1999, the Fund accrued and paid Royce advisory fees totaling $1,211,025, which is net of $226,575 voluntarily waived by Royce.

Administration Agreement:

Under an Administration Agreement with the Fund, Mitchell Hutchins Asset Management Inc. (the "Administrator") served as the Administrator, and performed or assisted in certain aspects of the Fund's operations. The Agreement was terminated effective September 30, 1999. As compensation for its services, the Administrator was paid an annual fee, payable monthly, of $50,000 plus .05% on the first $125 million of the Fund's average daily net assets, and .03% of average daily net assets exceeding $125 million.

Purchases and Sales of Investment Securities:

For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $91,600,193 and $78,901,102, respectively.

Transactions in Shares of Affiliated Companies:

An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 1999:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain/Loss	Dividend Income

Art's-Way Manufacturing	—	—	124,000	$894,413	$(505,965)	—
Business Resource Group	315,000	$1,596,469	—	—	—	—
Smithfield Companies (The)	—	—	—	—	—	$28,196

40 | The Royce Funds Annual Report 1999

ROYCE MICRO-CAP TRUST, INC.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods presented, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, PA
January 28, 2000

41 | The Royce Funds Annual Report 1999

ROYCE FOCUS TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

COMMON STOCKS — 80.7%
	SHARES	VALUE

Consumer Products—3.2%
Sports and Recreation—3.2%
Oakley*	407,800	$2,268,388

Consumer Services—6.8%
Retail Stores—6.8%
Charming Shoppes*	725,100	4,803,787

Financial Intermediaries—6.3%
Insurance—6.3%
Medical Assurance*	71,600	1,517,025
White Mountains Insurance Group	10,000	1,205,000
Zenith National Insurance	84,800	1,749,000

		4,471,025

Financial Services—9.3%
Information and Processing—1.9%
Duff & Phelps Credit Rating	15,000	1,334,063

Insurance Brokers—7.4%
Blanch (E.W.) Holdings	30,000	1,837,500
Gallagher (Arthur J.) & Co.	52,800	3,418,800

		5,256,300

		6,590,363

Health—3.7%
Surgical Products and Devices—3.7%
Arrow International	90,700	2,630,300

Industrial Products—13.7%
Building Systems and Components—3.0%
Simpson Manufacturing*	48,600	2,126,250

Construction Materials—4.6%
Florida Rock Industries	95,000	3,271,562

Machinery—4.2%
Lincoln Electric Holdings	145,400	2,998,875

Pumps, Valves and Bearings—1.9%
Kaydon Corporation	50,000	1,340,625

		9,737,312

Industrial Services—13.3%
Commercial Services—2.0%
Carlisle Holdings*	120,800	1,449,600
Engineering and Construction—4.9%
Morrison Knudsen*	442,100	3,453,906
Printing—4.6%
New England Business Service	135,000	3,299,063

Transportation and Logistics—1.8%
Circle International Group	56,200	1,250,450

		9,453,019

Natural Resources—9.5%
Energy Services—5.1%
Input/Output*	320,000	1,620,000
Nabors Industries*	64,800	2,004,750

		3,624,750

Gold—2.7%
Anglogold ADR+	74,100	1,903,444

Oil and Gas—1.7%
Tom Brown*	93,800	1,254,575

		6,782,769

Technology—14.9%
Aerospace/Defense—1.6%
Curtiss-Wright	30,300	1,117,312

Distribution—4.8%
Avnet	31,919	1,931,100
Richardson Electronics	193,000	1,447,500

		3,378,600

Software/Services—4.7%
Comdisco	84,900	3,162,525
National Computer Systems	5,000	188,125

		3,350,650

Telecommunication—3.8%
Plantronics*	38,000	2,719,375

		10,565,937

TOTAL COMMON STOCKS
(Cost $48,145,489)		57,302,900

	PRINCIPAL AMOUNT

U.S. TREASURY OBLIGATIONS—18.1%
U.S. Treasury Notes
6.125%, due 12/31/01	$4,000,000	3,991,240
5.75%, due 10/31/02	5,000,000	4,931,250
6.00%, due 8/15/04	4,000,000	3,937,480

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,026,250)		12,859,970

42 | The Royce Funds Annual Report 1999

ROYCE FOCUS TRUST, INC.

SCHEDULE OF INVESTMENTS	DECEMBER 31, 1999

VALUE

REPURCHASE AGREEMENT—1.4%
State Street Bank & Trust Company, 2.50% dated 12/31/99, due 1/3/00, maturity value $979,204 (collateralized by U.S. Treasury Bonds, 8.00% due 11/15/21, valued at $1,001,875) (Cost $979,000)	$ 979,000

TOTAL INVESTMENTS—100.2%
(Cost $62,150,739)	$71,141,870
LIABILITIES LESS CASH AND OTHER ASSETS—(0.2%)	(138,447)

NET ASSETS—100.0%	$71,003,423

* Non income producing.
+ American Depository Receipt.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax puposes was $62,197,980. At December 31, 1999, net unrealized appreciation for all securities was $8,943,890, consisting of aggregate gross unrealized appreciation of $12,762,264 and aggregate gross unrealized depreciation of $3,818,374. The Fund designated $1,820,974 as a capital gain dividend for the purpose of its dividend paid deduction.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

43 | The Royce Funds Annual Report 1999

ROYCE FOCUS TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 1999

ASSETS:
Investments at value (identified cost $61,171,739)	$70,162,870
Repurchase agreement (at cost and value)	979,000
Cash	310
Receivable for dividends and interest	201,877
Prepaid expenses	2,477

Total Assets	71,346,534

LIABILITIES:
Payable for investments purchased	205,652
Payable for investment advisory fee	40,722
Preferred dividends accrued but not yet declared	33,112
Accrued expenses	63,625

Total Liabilities	343,111

Net Assets	$71,003,423

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	$20,000,000

Net Assets applicable to Common Stock (net asset value per share—$5.94)	$51,003,423

SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock--par value $0.001 per share; 800,000 shares outstanding	$ 800
Common Stock--par value $0.001 per share; 8,584,506 shares outstanding (100,000,000 shares authorized)	8,585
Additional paid-in capital	62,139,076
Undistributed net investment income	690,366
Accumulated net realized loss on investments	(793,423)
Net unrealized appreciation on investments	8,991,131
Preferred dividends accrued but not yet declared	(33,112)

Net Assets	$71,003,423

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 1999	Year ended December 31, 1998

INVESTMENT OPERATIONS:
Net investment income	$ 690,366	$ 991,047
Net realized gain (loss) on investments	(786,044)	1,937,257
Net change in unrealized appreciation on investments	5,599,612	(4,873,694)

Net increase (decrease) in net assets from investment operations	5,503,934	(1,945,390)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(89,608)	(1,343,086)
Net realized gain on investments	(1,400,392)	(146,914)

Total distributions to Preferred Stockholders	(1,490,000)	(1,490,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(73,455)	—
Net realized gain on investments	(1,147,941)	—

Total distributions to Common Stockholders	(1,221,396)	—

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	753,514	—

NET INCREASE (DECREASE) IN NET ASSETS	3,546,052	(3,435,390)
NET ASSETS:
Beginning of year	67,457,371	70,892,761

End of year (including undistributed net investment income of $690,366 and $136,580, respectively)	$71,003,423	$67,457,371

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

44 | The Royce Funds Annual Report 1999

ROYCE FOCUS TRUST, INC.

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Income:
Dividends	$ 634,991
Interest	761,791

Total Income	1,396,782

Expenses:
Investment advisory fees	668,522
Custodian and transfer agent fees	72,519
Stockholder reports	46,813
Administrative and office facilities expenses	30,975
Professional fees	29,183
Directors' fees	20,393
Other expenses	38,013

Total Expenses	906,418
Fees Waived by Investment Adviser	(200,002)

Net Expenses	706,416

Net Investment Income	690,366

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(786,044)
Net change in unrealized appreciation on investments	5,599,612

Net realized and unrealized gain on investments	4,813,568

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$5,503,934

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

45 | The Royce Funds Annual Report 1999

ROYCE FOCUS TRUST, INC.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	Years ended December 31,

	1999	1998	1997	1996	1995

NET ASSET VALUE, BEGINNING OF PERIOD	$5.63	$6.04	$5.52	$5.09	$4.70

INVESTMENT OPERATIONS:
Net investment income	0.08	0.12	0.08	0.06	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.58	(0.35)	1.12	0.35	0.36

Total investment operations	0.66	(0.23)	1.20	0.41	0.49

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.16)	—	—	—
Net realized gain on investments and foreign currency	(0.17)	(0.02)	(0.01)	—	—

Total distributions to Preferred Stockholders	(0.18)	(0.18)	(0.01)	—	—

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.01)	—	(0.12)	—	(0.16)
Net realized gain on investments and foreign currency	(0.14)	—	(0.41)	—	(0.01)

Total distributions to Common Stockholders	(0.15)	—	(0.53)	—	(0.17)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	—	(0.04)	—	—
Effect of Preferred Stock offering	—	—	(0.10)	—	—
Other Sources	—	—	—	0.02	0.07

Total capital stock transactions	(0.02)	—	(0.14)	0.02	0.07

NET ASSET VALUE, END OF PERIOD	$5.94	$5.63	$6.04	$5.52	$5.09

MARKET VALUE, END OF PERIOD	$4.72	$4.88	$5.06	$4.59	$4.19

TOTAL RETURN(a):
Net Asset Value (b)	8.7%	(6.8)%	20.5%	—	—
Market Value	(0.3)%	(3.7)%	21.3%	9.6%	22.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)	1.51%	1.62%	0.94%	1.91%	2.14%
Management fee expense	1.00%	1.14%	0.39%	0.83%	1.00%
Other operating expenses	0.51%	0.48%	0.55%	1.08%	1.14%
Net investment income	1.47%	1.95%	1.35%	1.80%	2.80%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$71,003	$67,457	$70,893	$44,154	$41,385
Portfolio Turnover Rate	60%	90%	74%	159%	76%
PREFERRED STOCK:
Total shares outstanding	800,000	800,000	800,000	—	—
Asset coverage per share	$88.75	$84.32	$88.62	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—
Average market value per share (e)	$24.00	$25.16	$25.25	—	—

(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.

(b) Net Asset Value Total Return is not available for years prior to 1997.

(c) Expense ratios based on total average net assets were 1.06%, 1.16%, 0.90% , 1.91% and 2.14% for the periods ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively.

(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.93%, 1.88%, 1.60% and 2.08% for the periods ended December 31, 1999, 1998, 1997 and 1996, respectively.

(e) The average of month-end market values during the period.

46 | The Royce Funds Annual Report 1999

ROYCE FOCUS TRUST, INC.

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

Royce Focus Trust, Inc. (the "Fund") is a diversified closed-end investment company. Effective May 7, 1999, Royce Global Trust, Inc. changed its name to Royce Focus Trust, Inc. The Fund commenced operations on March 2, 1988. Royce & Associates, Inc. ("Royce") assumed investment management responsibility for the Fund on November 1, 1996.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors Fees payable on or after July 1, 1999. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Distributions:

Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:

The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.

47 | The Royce Funds Annual Report 1999

ROYCE FOCUS TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

The Fund issued 161,083 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 1999.

Investment Advisory Agreement:

The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate.

For the year ended December 31, 1999, the Fund accrued and paid Royce advisory fees totaling $468,520, which is net of $200,002 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:

For the year ended December 31, 1999, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $41,072,228 and $38,151,336, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Focus Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods presented, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, PA
January 28, 2000

48 | The Royce Funds Annual Report 1999

POSTSCRIPT

THIS JUST IN ...

The advent of cable television, the proliferation of magazines and newsletters, and the increasing influence of the Internet have brought financial information closer to people than ever before. The effort to create a better educated investor is a great idea — one that we wholeheartedly support. We also think that, for the most part, the various media do a fine job of keeping the public informed about important financial events. At the cable networks, however, something seems to have gotten lost along the way. In their zeal to cover every price movement as an earth-shattering news event, they often get too caught up in short-term minutiae. Movement of an eighth of a point on a $100 stock is treated as something that can only be properly understood by market experts who seem to never agree on anything. Have they forgotten that information and opinion are not synonymous with knowledge? Exposure to this endless stream of instant analysis throughout the day does not automatically result in a smarter investor. What follows is a cheerfully exaggerated version of the kind of constant commentary that often appears on financial networks:

9:30 a.m.

TERESA: Good Morning, I’m Teresa Bourse for Financial Update News Network. The Street is buzzing today with rumors that a major announcement is due regarding humongotech.com, the Internet services and technology company. Will it be another stock split? A merger, perhaps? Here’s FUNN market expert Phil Fulminate with the latest. Phil?

PHIL: Terry, FUNN viewers may recall that I recommended this stock two years ago, at the time of its Initial Public Offering. This is a high-quality company with a major Internet presence whose stock has nowhere to go but up.

9:51 a.m.

TERESA: After-hours trading and endless gossip have resulted in a surprising opening for humongotech.com — the stock opened at $120 per share, down 6 points. Let’s go now to Steve deBear for additional insight into what has to be a shocking opening for many investors.

STEVE: Shocking for some, Teresa, but not to me. This stock is a dog that’s been barking for some time. Call me old-fashioned, but no earnings means "Beware of the Dog."

10:29 a.m.

TERESA: This just in, humongotech.com has just jumped a point, to $121.

PHIL: In today’s lightning-paced New Economy, you simply cannot keep a strong company like this down for long. The market is showing us that right now.

11:45 a.m.

TERESA: We’re getting word now that the stock is up again, a full five points, to $126.

PHIL: That’s not surprising — the sky’s the only limit for humongotech.com.

1:17 p.m.

TERESA: Humongotech.com is on its way to a dazzling day, currently at $154. Any comments, Steve?

STEVE: A sure sign that the bubble is about to burst. No bull can run forever. I may have been wrong about this in 1996. Okay, and in 1997, too. In 1998, my bear market prediction was more premature than inaccurate, but this time it’s really true.

3:17 p.m.

TERESA: Humongotech.com, a market favorite well into afternoon trading until around 2:30, is struggling to rally after some brisk selling dragged it down to its current price of $128.

PHIL: I think that this is actually a good sign, a sign that timid investors are getting out and the stock’s true believers are hanging around and hanging tough. This is a terrific stock, and I think it’s poised for a big run-up in the next few days.

4:02 p.m.

TERESA: What a day for humongotech.com. A disappointing opening, followed by some furious buying, then a late flurry of even more furious selling on the heels of less-than-optimistic comments by analysts at Great Bull Brokerage. When the smoke cleared, the stock closed unchanged at $126 per share. Please stay tuned for our post-market analysis, folks.

[GRAPHIC: Computer monitor displaying newscaster of "FUNN" network]

THE
ROYCE
FUNDS

ONE OF THE INDUSTRY’S MOST EXPERIENCED AND
HIGHLY RESPECTED SMALL–COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $3 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for more than 25 years.

MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small-company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios.

CONSISTENT DISCIPLINE

We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its worth. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $39 million invested in The Royce Funds.

THE ROYCE FUNDS
1414 AVENUE OF THE AMERICAS, NEW YORK NY 10019

GENERAL INFORMATION Additional Report Copies (800) 221-4268	BROKER/DEALER SERVICES For Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)
STATE STREET BANK AND TRUST COMPANY Custodian, Transfer Agent and Registrar (800) 426-5523	ADVISOR SERVICES For Fund Materials, Performance Updates, Transactions or Account Inquiries (800) 33-ROYCE (337-6923)

www.roycefunds.com
funds@roycenet.com